UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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United Security Bancshares

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED SECURITY BANCSHARES
2126 Inyo Street
Fresno, California 93721

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, May 20, 2015 - 7:00 p.m.

NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of United Security Bancshares and the call of its Board of Directors, the 2015 Annual Meeting of Shareholders (the “Meeting”) of United Security Bancshares (the “Company”) will be held at the Company’s corporate offices at 2126 Inyo Street, Fresno, California 93721at 7:00 p.m. (local time), for the purpose of considering and voting upon the following matters:

(1)	Electing the following ten (10) persons to the Board of Directors to serve until the 2016 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Roger G. Bitter, Pharm D.	Robert M. Mochizuki, M.D.	Dennis R. Woods
Stanley J. Cavalla	Kenneth D. Newby	Michael T. Woolf, D.D.S.
Tom Ellithorpe	Walter Reinhard
Ronnie D. Miller	John Terzian

(2)	Approving the United Security Bancshares 2015 Equity Incentive Award Plan.

(3)	Ratifying the selection of Moss Adams LLP to serve as the independent registered public accounting firm for the Company for 2015.

(4)	Transacting such other business as may properly come before the Meeting and any adjournment or adjournment thereof.

If you were a shareholder of record at the close of business on March 25, 2015, you may vote at the Meeting.

Article III, Section 3.3 of our Bylaws provides for the nomination of directors in the following manner:

Section 3.3. Nominations of Directors. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

We urge you to sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the Meeting in person. If you do attend the Meeting, you may withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

Dated: April 13, 2015                        By Order of the Board of Directors

Roger G. Bitter, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON May 20, 2015

The Company's 2014 Annual Report to Shareholders on Form 10-K (The “Annual Report”) was previously mailed to all shareholders. If you wish to receive additional copies of the Proxy Materials describe herein or the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the exhibits thereto, please call (888) 683-6030 (toll free), or write to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. Kenneth L. Donahue or by email at kdonahue@unitedsecuritybank.com. This Proxy Statement, the proxy card and the Annual Report are also available on the Company's website at www.unitedsecuritybank.com/sec-filings.

United Security Bancshares
2126 Inyo Street
Fresno, California 93721
Phone: (888) 683-6030

Proxy Statement
2015 Annual Meeting of Shareholders
To be held Wednesday, May 20, 2015
7:00 p.m.

Introduction

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2015 Annual Meeting of Shareholders (the “Meeting”) of United Security Bancshares (the “Company”) to be held at the Company’s corporate offices at 2126 Inyo Street, Fresno, California 93721, on Wednesday, May 20, 2015, at 7:00 p.m. (local time), and at any and all postponements or adjournments thereof.

It is anticipated that this proxy statement (the “Proxy Statement”) and the accompanying Notice of Annual Meeting and form of proxy card will be mailed on or about April 13, 2015, to shareholders eligible to receive notice of, and to vote at, the Meeting.

The matters to be considered and voted upon at the Meeting will be:

(1)
Election of Directors. Electing the following ten (10) persons to the Board of Directors to serve until the 2015 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Roger G. Bitter, Pharm D.	Robert M. Mochizuki, M.D.	Dennis R. Woods
Stanley J. Cavalla	Kenneth D. Newby	Michael T. Woolf, D.D.S.
Tom Ellithorpe	Walter Reinhard
Ronnie D. Miller	John Terzian

(2)	United Security Bancshares 2015 Equity Incentive Award Plan. Approving the United Security Bancshares 2015 Equity Incentive Award Plan covering 700,000 shares of the Company's common stock.

(3)	Ratification of Selection of Accountants. Ratification of the selection of Moss Adams LLP to serve as the independent registered public accounting firm for the Company for 2015.

(4)	Other Business. Such other business as may properly come before the Meeting and any adjournment or adjournment thereof.

If you were a shareholder of record at the close of business on March 25, 2015, you may vote at the Meeting.

Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders and as of the date of this Proxy Statement, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers to each of Tom Ellithorpe, Ronnie D. Miller and John Terzian, as the designated Proxy holders discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, which may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Meeting. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. You may also vote electronically by telephone or the Internet by following the instructions on the proxy card.

We have previously sent you the Company’s 2014 Annual Report to Shareholders, which includes our Annual Report on Form 10-K. The 2014 Annual Report to Shareholders is also available on our website at https://www.unitedsecuritybank.com/sec-filings. United Security Bancshares is referred to in this Proxy Statement as “the Company.” The Company’s wholly-owned bank subsidiary, United Security Bank, is referred to in this Proxy Statement as the “Bank.”

Who is entitled to vote?

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 13, 2015 to all shareholders entitled to vote. Shareholders who were the record owners of the Company’s no par value common stock (the “Common Stock”) at the close of business on March 25, 2015 are entitled to vote. On this record date, there were 15,425,086 shares of the Company’s Common Stock issued and outstanding and entitled to vote. Our Common Stock is our only class of outstanding capital stock.

What is the difference between a Shareholder of Record and a “Street Name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a company, trust or other nominee, then the broker, company, trust or other nominee is considered to be the shareholder of record with respect to those shares. However you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, company, trust or other nominee how to vote their shares using the voting instruction form provided by it. If you hold your shares in street name and do not provide voting instructions, your broker, company, trust or other nominee has discretionary authority to vote your shares on the ratification of the selection of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2015, even in the absence of your specific voting instruction. Those shares will also be counted as present at the Meeting for purposes of determining a quorum. However, in the absence of your specific instructions as to how to vote, your broker, company, trust or other nominee does not have discretionary authority to vote on the election of directors, the proposal to approve the United Security Bancshares 2015 Equity Incentive Award Plan, or any other proposals that may properly come before the Meeting.

What constitutes a quorum?

A quorum of shareholders is necessary to hold a valid meeting. The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the votes present at the Meeting may adjourn the Meeting to another date.

How many votes do I have?

Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock held in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The ten (10) nominees receiving the highest number of votes will be elected.

Pursuant to California law, no shareholder may cumulate votes for a nominee unless such nominee(s) name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

The proxy holders designated in the enclosed proxy card do not, at this time, intend to cumulate votes pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case, the proxy holders may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

How do I vote by proxy?

Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Meeting and vote. You may also vote over the Internet or by telephone. Instructions for all voting can be found on the back of the proxy card included with this Proxy Statement.

If you properly fill in your proxy card and send it to us in time to vote, or vote by Internet or telephone, your “proxy holders” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy holders will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of all ten (10) nominees for director;

•	"FOR" approval of the United Security Bancshares 2015 Equity Incentive Award Plan; and

•	“FOR” ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2015.

For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by marking the enclosed proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy holders do not have an obligation to vote for nominees not identified on the preprinted proxy card (that is, write-in nominees). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), your proxy holders will NOT vote the shares represented by your proxy card for any such write-in nominee, but will instead vote the shares for any and all other indicated nominees. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy holders will have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy holders intend to vote all of the proxies in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

If any other matter is presented (including but not limited to a motion for adjournment or postponement of the Meeting), your proxy holder will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

What vote is required to approve each proposal, and what is the effect of withholding authority to vote, broker non-votes and abstentions?

The ten (10) nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, your vote will be voted in accordance with the recommendations of management. If you indicate “WITHHELD” for a particular nominee on your proxy card, your vote will not count either for or against the nominee. Approval of the United Security Bancshares 2015 Equity Incentive Award Plan requires the affirmative vote of a majority of the votes represented in person or by proxy and voting at the Meeting. Ratification of the appointment of our auditors requires the affirmative vote of a majority of the votes represented in person or by proxy and voting at the Meeting.

If you hold your shares of Common Stock in “street name” (that is, through a broker or other nominee) you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. If you fail to instruct your broker or nominee as to how to vote your shares of Common Stock, your broker or nominee may, in its discretion, vote your shares “FOR” ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2015, which is considered a routine matter. HOWEVER, YOUR BROKER MAY NOT VOTE YOUR SHARES “FOR” the election of the nominees for director OR "FOR" approval of the United Security Bancshares 2015 Equity Incentive Award Plan, without your specific direction. A “broker non-vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. It is VERY IMPORTANT that you return the instructions to your broker or nominee.  Therefore if you wish to be represented you must vote by completing the information which is sent to you by your broker or nominee.

California law requires the following two votes to adopt any proposal (other than the election of directors): (1) the affirmative vote of a majority of the shares represented and voting at the Meeting, unless the vote of a greater number is required by law or by our Articles of Incorporation and (2) the affirmative vote of at least a majority of the shares required to constitute a quorum. In determining whether the first vote under (1) has been obtained, abstentions and broker non-votes are not treated as shares voting and therefore will not affect the vote on any proposal. In determining whether the second vote under (2) has been obtained, abstentions and broker non-votes will have the effect of votes cast AGAINST the proposal to ratify our independent registered public accounting firm. That is, abstentions and broker non-votes will reduce the number of affirmative votes and therefore reduce the total percentage of votes the proposal might otherwise have received.

May I vote telephonically or electronically over the Internet?

Shareholders whose shares are registered in their own names may vote either by mail, telephone or over the Internet. Special instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth on the reverse of your proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

May I change my vote after I return my proxy?

A form of proxy for use at the Meeting is enclosed. If it is executed and returned it may nevertheless be revoked at any time before it is exercised by: (i) filing with the Secretary of the Company, Robert G. Bitter, an instrument revoking it or a duly executed proxy bearing a later date; (ii) appearing and voting in person at the Meeting or (iii) if you have voted your shares by Internet or telephone, recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last Internet or telephone vote. Subject to such revocation, shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders thereof in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the proposals listed on the proxy. If any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of the Company's Board of Directors.

How do I vote in person?

If you plan to attend the Meeting and vote in person, we will give you a ballot form when you arrive. However, we strongly recommend that you return the proxy card rather than vote in person as this will expedite the vote counting process at the Meeting.  Please note that if your shares are held in the name of your broker, company or other nominee, you must bring a Power of Attorney from your nominee in order to vote at the meeting. If your shares are held in street name, you will not be able to vote at the meeting without the Power of Attorney form.

How may I obtain a separate set of proxy materials or request a single set for my household?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, please request the additional copies by calling (888) 683-6030 (toll free); by writing to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. Kenneth L. Donahue or by email at kdonahue@unitedsecuritybank.com.

What should I do if I receive more than one set of voting materials?

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may contact us in the same manner or write us at the address set forth below in the last question to request delivery of a single copy of these materials.

Why may I receive multiple voting instruction forms and/or proxy cards?

If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. In each case, please complete, sign, date and return each proxy card and voting instruction form that you receive.

Who is making the solicitation?

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Meeting will be borne by the Company. The Company does not anticipate this to be a material amount. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation for such activities. Although there is no formal agreement to do so, the Company may reimburse companies, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in the Company is held of record by such entities.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2015

The Proxy Statement and the Annual Report on Form 10-K are available on the Internet
http://www.unitedsecuritybank.com/sec-filings
VOTING SECURITIES

There were issued and outstanding 15,425,086 shares of the Company’s Common Stock on March 25, 2015, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting.  Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except, that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Company’s Board of Directors.

A majority of the outstanding shares of Common Stock, represented in person or by proxy, is required for a quorum. Nominees receiving the most votes, up to the number of directors to be elected, are elected as directors for the ensuing year. The affirmative vote of at least a majority of the shares of Common Stock represented in person or by proxy and voting at the Meeting is required to approve the United Security Bancshares 2015 Equity Incentive Award Plan. The affirmative vote of at least a majority of the shares of Common Stock represented in person or by proxy and voting at the Meeting is required to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2015.

If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock “FOR” ratification of the selection of Moss Adams LLP as the independent registered public accounting firm and auditors of the Company for 2015, but CANNOT vote "FOR" the election of directors or "FOR" the approval of the United Security Bancshares 2015 Equity Incentive Award Plan, unless you instruct them as to your vote. IT IS EXTREMELY IMPORTANT THAT YOU VOTE BY RETURNING YOUR PROXY CARD BY MAIL, INTERNET OR TELEPHONE.

SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Management knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Company’s Common Stock, except as set forth in the table below.  The following table sets forth, as of March 25, 2015, the number and percentage of shares of the Company’s outstanding Common Stock beneficially owned, directly or indirectly, by each the Company’s directors and nominees, Named Executive Officers and principal shareholders and by the directors and executive officers of the Company as a group.  As used herein, the term “executive officers” refers to the Company’s President and Chief Executive Officer, the Executive Vice President and Chief Administrative Officer, the Senior Vice President and Chief Operating Officer, the Senior Vice President and Chief Financial Officer and the Senior Vice President and Chief Credit Officer. See “Compensation of Executive Officers and Directors of the Company - Executive Officers” herein. The shares “beneficially owned” are determined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and do not necessarily indicate ownership for any other purpose.  In general, beneficial ownership includes shares over which a person has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of

March 25, 2015.  Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned.  Management is not aware of any change in control of the Company since January 1, 2015 and is not aware of any arrangements that may, at a subsequent date, result in a change of control of the Company.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Directors and Named Executive Officers:
Robert G. Bitter, Pharm. D.	305,400	(2)	2.0%
Director and Nominee
Stanley J. Cavalla	738,202	(3)	4.8%
Director and Nominee
Kenneth L. Donahue (4)	356,555	(5)	2.3%
Executive Vice President and Chief Administrative Officer and acting Chief Financial Officer
Tom Ellithorpe	139,350	(6)	0.9%
Director and Nominee
David L. Eytcheson	227,731	(7)	1.5%
Senior Vice President and Chief Operating Officer
Ronnie D. Miller	273,305	(8)	1.8%
Director and Nominee
Robert M. Mochizuki, M.D.	211,664	(9)	1.4%
Director and Nominee
Kenneth D. Newby, CPA	143	(10)	<0.01%
Director and Nominee
Walter Reinhard	693,962	(11)	4.5%
Director and Nominee
John Terzian	141,787	(12)	0.9%
Director and Nominee
Dennis R. Woods	1,154,690	(13)	7.4%
Chairman, Nominee, President and Chief Executive Officer
Michael T. Woolf, D.D.S.	189,967	(14)	1.2%
Director and Nominee
William Yarbenet	5,307	(15)	<0.01%
Senior Vice President and Chief Credit Officer
All Directors and Executive Officers as a Group
(13 in total)	4,432,756		28.7%
Principal Shareholder
Audry "Bobbi" Thomason	767,800	(16)	4.9%

(1)
Includes shares subject to stock options that are exercisable within 60 days of March 25, 2015. These are treated as issued and outstanding for the purpose of computing the percentage of each director, Named Executive Officer and the directors and the Named Executive Officers as a group, but not for the purpose of computing the percentage of class owned by any other person.

(2)	Dr. Bitter has shared voting and investment powers as to 267,922 of these shares. Dr. Bitter disclaims ownership of 37,670 shares which are held in his wife's IRA.

(3)	Mr. Cavalla has shared voting and investment powers as to 413,158 of these shares. Mr. Cavalla disclaims ownership of 46,888 shares which are held in his wife's IRA.

(4)	Mr. Donahue served as acting Chief Financial Officer until March 30, 2015, at which time Bhavneet Gill was appointed Senior Vice President and Chief Financial Officer.

(5)	Mr. Donahue has shared voting and investment powers as to 207,615 of these shares.

(6)	Mr. Ellithorpe has shared voting and investment powers as to 9,044 of these shares.

(7)	Mr. Eytcheson has shared voting and investment powers as to 227,731 of these shares.

(8)	Mr. Miller has shared voting and investment powers as to 249,320 of these shares. Mr. Miller disclaims ownership of 23,985 shares held in his wife's IRA.

(9)
Dr. Mochizuki has shared voting and investment powers as to 198,713 of these shares. Includes 12,951 shares subject to stock options that are exercisable within 60 days of March 25, 2015. Dr. Mochizuki disclaims ownership of 20,275 shares which are held in his wife's IRA.

(10)	Mr. Newby has shared voting and investment powers as to 143 shares.

(11)	Mr. Reinhard has shared voting and investment powers as to 4,469 of these shares. Mr. Reinhard disclaims ownership of 7,200 shares which he has beneficial ownership as a custodian for minors.

(12)
Mr. Terzian has shared voting and investment powers as to 125,740 of these shares. Mr. Terzian disclaims ownership of 17,268 shares for which he has beneficial ownership as custodian for his daughter and his wife’s IRA.

(13)
Mr. Woods has shared voting and investment powers as to 831,104 of these shares. Includes 64,762 shares subject to stock options that are exercisable within 60 days of March 25, 2015. Mr. Woods disclaims ownership of 44,837 shares which he has beneficial ownership as a custodian for minors.  Mr. Woods' address is c/o United Security Bancshares, 2126 Inyo Street, Fresno, California 93721.

(14)
Dr. Woolf has shared voting and investment powers as to 2,028 of these shares. Includes 10,387 shares subject to stock options that are exercisable within 60 days of March 25, 2015. Dr. Woolf disclaims ownership of 30 shares which are either held in his wife's IRA or held in custody for minors.

(15)	Mr. Yarbenet has 5,307 shares subject to stock options that are exercisable within 60 days of March 25, 2015.

(16)
Based on information reported in a Schedule 13G/A as filed with the Securitites and Exchange Commission on February 12, 2015. Ms. Thomason’s address is c/o United Security Bancshares, 2126 Inyo Street, Fresno, California 93721.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF ETHICS

Corporate Governance Guidelines

The Company is committed to having sound corporate governance principles that are important to the way the Company manages its business and to maintaining the Company's integrity in the marketplace. The Company's Corporate Governance Principles are available at http://www.unitedsecuritybank.com. Click “About Us” and then “Governance.”

Board of Directors and Committees of the Company

The Board of Directors of the Company oversees its business and monitors the performance of management. In accordance with corporate governance principles, our Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer, other key executives and our principal outside advisers (legal counsel, outside auditors, and other consultants), by reading reports and other materials provided by the company, and by participating in board and committee meetings.

During 2014, the Board of Directors held 12 meetings. During 2014, no director attended less than 75% of all Board of Directors meetings and the meetings of any committee of the Board of Directors on which he or she served.

In 2014, the Board of Directors had the following committees: ALCO, Audit Committee, Compensation Committee, Compliance Committee, Corporate Governance/Nominating Committee, Lona Committee, and Risk Management Committee.

Attendance at Annual Meetings

While the Company does not have a policy regarding director attendance at each Annual Meeting of Shareholders, nine of the Company's directors attended the 2014 Annual Meeting of Shareholders.

Shareholder Communications with the Board

Shareholders who wish to communicate with the Board of Directors as a whole, or with an individual director, may do so by emailing the Board of Directors at kbledsoe@unitedsecuritybank.com.

Selection and Evaluation of Director Nominees

The Corporate Governance/Nominating Committee is responsible for identifying and presenting nominees for membership on the Board by the following process:

•	The Corporate Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service.

•	The Corporate Governance/Nominating Committee identifies if the Board of Directors needs to add new members with specific skills or to fill a vacancy on the Board.

•
The Corporate Governance/Nominating Committee initiates a search, working with staff support and seeking input from the members of the Board and senior management of nominee(s) including existing members that are willing to continue to serve as directors.  The Corporate Governance/Nominating Committee also considers any nominee(s) recommended by shareholders.

•	The Corporate Governance/Nominating Committee identifies a potential slate of nominee(s), after taking into account the criteria discussed in the next section below.

•	The Corporate Governance/Nominating Committee determines if any Board members have contacts with the potential nominee(s).

•	The Corporate Governance/Nominating Committee interviews prospective nominee(s) other than existing board members.

•	The Corporate Governance/Nominating Committee keeps the Board informed of the selection progress.

•
The Corporate Governance/Nominating Committee meets to consider and approve its slate of recommended nominee(s) also using the criteria discussed in the next section below.  The Corporate Governance/Nominating Committee, in evaluating existing directors as nominees and nondirectors as nominees, balances the value of continuity of service by existing members of the Board with that of obtaining a new perspective.

•	The Corporate Governance/Nominating Committee presents its slate of recommended nominees to the Board and seeks the Board’s endorsement of such nominee(s).

•
There is no third party that is currently paid to assist in identifying or evaluating potential director nominees, although the Corporate Governance/Nominating Committee has sole authority to retain or terminate the services of a third-party search firm to identify director nominees. The Corporate Governance/Nominating Committee’s process for identifying and evaluating nominees for directors will not materially differ based on whether or not the nominee is recommended by a shareholder.

Nomination of Directors

The Board of Directors maintains a Corporate Governance/Nominating Committee, which is responsible for assisting the Board of Directors in director selection, as well as review and consideration of developments in corporate governance practices. This committee consists solely of independent directors. This committee will also review director nominees submitted by shareholders. The Corporate Governance/Nominating Committee is responsible for annually reviewing and evaluating, in conjunction with the Board of Directors, the appropriate skills and characteristics required for Board of Directors members in the context of the current composition of the Board of Directors and our goals for nominees to the Board of Directors, including nominees who are current directors.

The Board of Directors' policies with respect to director nominees have been to consider, among other factors: (a) the business experience of the nominee; (b) his or her reputation and influence in the community and standards of moral and ethical responsibility; (c) availability and willingness to devote time to fully participate in the work of the Board of Directors and its committees; and (d) commitment to the Company as evidenced by personal investment. Directors are expected to have demonstrated notable achievement in business, education or public service; possess the education and experience to make a significant contribution to the Board of Directors; bring a range of skills, diverse perspective and background to the Board of Directors; and serve as active resources for referrals and business development.

The Board of Directors will consider properly submitted nominees to the Board of Directors proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits, as discussed above. Any shareholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for Board membership and should be addressed to:

Dennis R. Woods, Chairman of the Board United Security Bancshares 2126 Inyo Street Fresno, California 93721

In addition, the Bylaws of the Company permit shareholders to nominate directors for consideration at an Annual Meeting of Shareholders. For a description of the process for nominating directors in accordance with the Bylaws, please see the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

Board Leadership Structure

Our Board of Directors is led by Dennis Woods, our Chairman of the Board, President and Chief Executive Officer. The decision as to who should serve as Chairman of the Board, and who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is properly the responsibility of our Board. The members of our Board possess considerable experience and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs. The Board believes that the most effective leadership structure entails Mr. Wood's continued service as both Chairman of the Board and Chief Executive Officer. Mr. Woods was the founding Chairman of the Bank and has been the Company’s Chairman of the Board and Chief Executive Officer since 2001. The Board of Directors believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, strategic issues for our Board. He was one of the key individuals behind our formation and his leadership was instrumental in the drafting and implementing of our strategic plan as well as our mission and vision statements. Mr. Wood’s leadership, as both the Chairman of the Board and as the Chief Executive Officer, continues to ensure that we remain dedicated to and focused on our mission.

Like many companies, our Board of Directors has an Executive Committee and other committees through which our Board of Directors accomplishes most of its corporate governance role, including new director and succession planning. Some of the committees are chartered to undertake significant activities and are made up entirely of independent directors.

In addition, our independent directors participate in at least two executive sessions during the year, in which our Chairman of the Board and Chief Executive Officer does not participate. Any independent director may request additional executive sessions at any meeting. Our executive sessions are led by our executive session facilitator, who is an independent director recommended by our Corporate Governance / Nominating Committee and appointed by our Board. Our executive session facilitator is responsible for setting the agenda for executive sessions and leading them. Our current executive session facilitator is Lead Director, Robert M. Mochizuki.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including economic risks, environmental and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Risk Management Committee engages in periodic discussions with the Risk Manager, the Company's executive officers and other Company officers as the Risk Management Committee may deem appropriate related to risk management. In addition, each Board committee has been assigned oversight responsibility for specific areas of risk and risk management to be included as an agenda topic at all regular committee meetings. The committees consider risks within their areas of responsibility, for instance the Compensation Committee considers risks that may result from changes in compensations programs.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee did not meet during 2014. The Corporate Governance/Nominating Committee consists of Robert Bitter, Stanley Cavalla, George Ellithorpe, Ronnie Miller, Robert Mochizuki, Kenneth Newby, Walter Reinhard, John Terzian, Michael Woolf, all whom are independent as defined by the applicable NASDAQ and SEC rules.   The charter of the Corporate Governance/Nominating Committee can be found on the Company’s website at http://www.unitedsecuritybank.com.  Click “About Us” and then “Governance.”

Audit Committee

During 2014, the Audit Committee met nine (9) times. During 2014, the Audit Committee consisted of Mr. Terzian (Chairman), Mr. Miller, Mr. Reinhard and Mr. Newby, all of whom are independent as defined by the applicable NASDAQ and SEC rules.  Mr. Newby is deemed by the Company to be an “audit committee financial expert” pursuant to the applicable rules and regulations of the SEC.  He has an understanding of generally accepted accounting principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that are reasonably expected to be raised by the Company’s financial statements.  For more information on Mr. Newby’s qualification, please see his profile under “PROPOSAL 1: ELECTION OF DIRECTORS,” herein.

The Audit Committee oversees the Company’s corporate accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports; selects, hires, oversees and terminates the Company’s independent auditors; monitors the Company’s independent auditors’ qualifications, independence and performance; monitors the Company and its affiliates’ compliance with legal and regulatory requirements; and oversees all internal auditing functions and controls.

The Board of Directors has adopted a written charter for the Audit Committee which is available on the Company’s website at www.unitedsecuritybank.com. Click “About Us” and then “Governance.”

Audit Committee Report

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Audit Committee has reviewed the Company’s audited financial statements and discussed such statements with management.  The Audit Committee has discussed with Moss Adams LLP, the Company’s independent auditors during the year 2014, the matters required by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Moss Adams LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management.  The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services is compatible with the auditors’ independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

The Audit Committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently. Respectfully submitted by the members of the Audit Committee:

Dated: April 13, 2015            Audit Committee of the Board of Directors of United Security Bancshares
John Terzian, Chairman
Ronnie Miller
Kenneth Newby
Walter Reinhard
Compensation Committee

The Board of Directors has a Compensation Committee that met three (3) times in 2014.  The Compensation Committee consists of three (3) directors, all of whom are independent as defined by the applicable NASDAQ and SEC rules.  The members of the Compensation Committee are Dr. Mochizuki, Mr. Reinhard, and Mr. Woolf.  The Compensation Committee evaluates, reviews and nominates nominees to the Board of Directors, reviews human resource policies, establishes the compensation for the Chief Executive Officer and other executive officers, reviews salary recommendations, grants stock options and approves other personnel matters, which are in excess of management’s authority. The Compensation Committee has engaged the services of Pearl Meyer & Partners as its outside independent compensation consultant during 2014. Pearl Meyer & Partners advises the Compensation Committee on a range of executive and director compensation matters including plan design, competitive market assessments, trends, and best practices. Compensation levels were increased by 2% during 2014.  The charter of the Compensation Committee can be found on the Company’s website at http://www.unitedsecuritybank.com.  Click “About Us” and then “Governance.”

PROPOSAL 1:
ELECTION OF DIRECTORS
Nominees

The Company’s Bylaws provide that the number of directors of the Company shall not be less than eight (8) nor more than fifteen (15) until changed by an amendment of the Articles of Incorporation or the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, with the exact number of directors to be fixed from time to time, within the range: (i) by a resolution duly adopted by the Board of Directors; or (ii) by the approval of the shareholders.  The authorized number of directors was last fixed at ten (10).

The persons named below, all of whom are currently members of the Board of Directors, have been nominated for election as directors to serve until the 2016 Annual Meeting of Shareholders and until their successors are elected and have qualified. Each nominee has consented to being named in the Proxy Statement and has agreed to serve as a member of the Board of Directors, if elected.  Votes will be cast in such a manner as to effect the election of all ten (10) nominees, as appropriate (or as many thereof as possible under the rules of cumulative voting).  The ten (10) nominees for directors receiving the most votes will be elected directors.  In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The Board of Directors has determined that all of the current directors on the Board of Directors, except for one [1], are “independent,” as that term is defined by the rules and regulations of The NASDAQ Stock Market. These nine [9] independent directors comprise a majority of the Board of Directors.

The following table sets forth, as of March 25, 2015, the names of, and certain information concerning, the persons nominated by the Board of Directors for election as directors of the Company.

Name and Title Other than Director	Age	Year First Appointed	Principal Occupation During the Past Five Years
Robert G. Bitter, Pharm. D. Secretary	76	2001	Retired. Clinical Pharmacist at Madera Community Hospital. Owner of Berenda Creek Ranch and Partner in Selma Shopping Center.
Stanley J. Cavalla	64	2001	President of Suburban Steel, Inc. and Vice President of Tri State Stairway Corp.
Tom Ellithorpe	72	2001	Owner of Insurance Buying Service.
Ronnie D. Miller	73	2001	President of Ron Miller Enterprises, Inc., dba Fresno Motor Sales and Fresno Commercial Lenders.
Robert M. Mochizuki, M.D., Lead Director	66	2004	Orthopedic surgeon, CEO of Arthroscopic Surgery Associates Corp.
Kenneth D. Newby, CPA	69	2014	Owner, Kenneth D. Newby, CPA.
Walter Reinhard	85	2001	Retired. Private Investor. Former owner and President of Reinhard Cabinet Shop, Inc.
John Terzian	82	2001	Retired. Private investor. Former owner and President of Tollhouse Enterprises, Inc., dba Peacock Market.
Dennis R. Woods Chairman, President and Chief Executive Officer	67	2001	Chairman of the Board, President and Chief Executive Officer of United Security Bancshares and United Security Bank.
Michael T. Woolf, D.D.S.	59	2005	Dentist.

Dennis R. Woods
Chairman of the Board
Director since 2001

Mr. Woods is the founding chairman of the Bank, and assumed the additional duties of President and CEO in 1993. Prior to the inception of the Bank, Mr. Woods was the President and CEO and a 50% shareowner of a wholesale and retail food distribution company, Hestbeck’s Incorporated, for over 20 years. Mr. Woods has also been active in real estate investment, including ownership of commercial warehouses, apartments and residential real estate for more than 30 years.  Additionally, Mr. Woods has been involved with the development and cultivation of pistachio and almond farms from 1980 to present.  Mr. Woods has continuously served on the boards of directors of a number of for profit and non-profit organizations such as Hestbeck’s Incorporated; United Security Bancshares; Pacific Coast Bankers Bank; California State University Fresno Bulldog Foundation; State Center Community College; United Way of Fresno County; Northern California Loan Fund Advisory and Denwoods Farm Company. Mr. Wood's extensive background in various businesses qualifies him for service as a director.

Ronnie D. Miller
Director since 2001

Mr. Miller has lived in Fresno, California for nearly 70 years.  He is the President of Ron Miller Enterprises, Inc., dba Fresno Motor Sales and Fresno Commercial Lenders.  He is active in the Fresno community as a commercial lender.  Mr. Miller’s relevant experience in operating an automobile dealership and lender qualifies him for service as a director.

Robert G. Bitter, Pharm. D.
Corporate Secretary
Director since 2001

Dr. Bitter has lived in Madera, California for over 35 years.  He is retired from his position as a clinical pharmacist at Madera Community Hospital. He is the owner of Berenda Creek Ranch and a partner in Selma Shopping Center.  He is an active and award winning member of the Madera Sunrise Rotary Club and is a past District Governor of District 5220.  He has worked extensively with youth in the community, particularly with the High School Interact Club.  Through the Madera Sunrise Rotary Club, Dr. Bitter is involved in many diverse international service activities.  Dr. Bitter’s relevant experiences serving amongst diverse cultures and operating in various business environments within the Company’s market area, including real property management, qualifies him for service as a director.

Stanley J. Cavalla
Director since 2001

Mr. Cavalla has lived in Fresno County for over 60 years.  He is President of Suburban Steel, Inc. and Vice President of Tri State Stairway Corp.  He is active in Fresno County as a businessman and farmer.  Mr. Cavalla’s relevant experience as an executive in managing, operating manufacturing and farming businesses within the Company’s market area, qualifies him for service as a director.

Tom Ellithorpe
Director since 2001

Mr. Ellithorpe has lived in Fresno, California for nearly 55 years.  He is the owner of Insurance Buying Service.  He is active in the Fresno community as an insurance broker, and has been involved in the California insurance industry since 1972. He has also been involved in a number of business ventures in the Company’s market area including agricultural ventures. Mr. Ellithorpe’s relevant experience as an executive in the insurance industry and his understanding of risk management qualifies him for service as a director.

Robert M. Mochizuki, M.D.
Lead Director
Director since 2004

Dr. Mochizuki has lived in Fresno, California for nearly 13 years.  He is an orthopedic surgeon and Chief Executive Officer of Arthroscopic Surgery Associates Corp, a practice which he began solo in 1980 and which, through partnership formation and mergers, has grown into a large group of surgeons and employees and includes ownership of an ancillary surgery center. He is active in the Fresno community as a practicing orthopedic surgeon affiliated with Saint Agnes Medical Center, Fresno Surgical Hospital and Summit Surgery Center.  From 1982 to present, Dr. Mochizuki has also been involved in the development of local real estate including multiple commercial and residential projects. Dr. Mochizuki’s relevant experience in investments and managing and operating different businesses qualifies him for service as a director.

Kenneth D. Newby
Director since 2014

Mr. Newby is a well-respected Certified Public Accountant with long-standing ties to the community. He has been self-employed as a financial consultant in Fresno, California since June 2008. Previously, he worked as a manager and a partner with the public accounting firm of Deloitte & Touche, LLP. Mr. Newby is a graduate of the California State University, Fresno, where he received his Bachelor of Science in Business Administration and Accounting in 1972. Mr. Newby's relevant experience as a certified public accountant and knowledge of auditing, accounting and finance qualifies him for service as a director.

Walter Reinhard
Director since 2001

Mr. Reinhard has lived in Fresno, California for over 60 years.  He is retired, and formerly the owner and president of Reinhard Cabinet Shop Inc.  Mr. Reinhard’s relevant experience as a former owner and operator of Reinhard Cabinet Shop Inc. and understanding of business operations qualifies him for service as a director.

John Terzian
Director since 2001

Mr. Terzian has lived in Fresno, California for over 60 years.  He was former owner and president of Tollhouse Enterprises, Inc., dba Peacock Market.  He also served on various local and California grocery associations during his career in the grocery industry.  He is active in the Fresno community as a volunteer for the American Cancer Society. Mr. Terzian’s relevant experience as a former businessman in the grocery industry and his involvement with rental real estate properties qualify him for service as a director.

Michael Woolf, D.D.S.
Director since 2005

Dr. Woolf has lived in Fresno, California, for nearly 45 years.  His is a practicing dentist, but he has also been active in the Fresno community as farmer.  He is currently a 1/6th owner of Woolf Enterprises, a diversified foods grower and processing operation. Dr. Woolf has also served on various professional and community organization Boards including Fresno Madera Dental Society, Western Pistachio Association, Fresno Metropolitan Museum Trustees and Carden Private School. Dr. Woolf’s relevant experience as dentist, farmer, member of various Boards, and his understanding of the community qualifies him for service as a director.

All of the nominees named above have served as members of the Company's Board of Directors since its inception, other than Kenneth D. Newby, Robert Mochizuki, M.D., and Michael T. Woolf, D.D.S. All nominees will continue to serve if elected at the Meeting until the 2016 Annual Meeting of Shareholders and until their successors are elected and have been qualified.

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Company acting within their capacities as such.  There are no family relationships between any of the Company's directors.  No director serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” ALL TEN (10) NOMINEES TO SERVE UNTIL THE 2016 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

Executive Officers and Significant Employees

The following table sets forth the names and certain information as of March 25, 2015 concerning the Company's executive officers and significant employees:

Name	Age	Position and Principal Occupation For the Past Five Years
Dennis R. Woods	67	President and Chief Executive Officer of United Security Bancshares and United Security Bank since 1993.
Kenneth L. Donahue	66
Executive Vice President and Chief Administrative Officer of United Security Bancshares and United Security Bank since 2010. Senior Vice President and CFO from 1998 to 2010. Served as acting CFO August 2014-March 30, 2015.

David L. Eytcheson	74	Senior Vice President and Chief Operating Officer of United Security Bancshares and United Security Bank since 1997.
Porsche A. Saunders	37	Vice President of Real Estate Construction Department at United Security Bank since 2009.
William Yarbenet	56
Senior Vice President and Chief Credit Officer of United Security Bank since July 2013. Previously served as Executive Vice President and Chief Credit Officer of Heritage Oaks Bank in Paso Robles from January 2012 to May 2013 and Executive Vice President and Chief Credit Officer of Premier West Bancorp in Medford, Oregon, from January 2010 to December 2011.

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2014 and 2013, compensation information for services in all capacities to the Company’s executive officers who served as: (i) the Company’s principal executive officer during 2014; (ii) the Company’s two most highly compensated executive officers, other than the Company’s principal executive officer, who received more than $100,000 in total compensation during 2014; and (iii) up to two additional individuals for whom disclosure would have been included as an executive officer in clause (ii) except that such individual was not serving as an executive officers of the Company at the end of 2014 (collectively, the “Named Executive Officers”).

Summary Compensation
Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (2)	All Other Compensation ($)(3)	Total Compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(I)	(j)
Dennis R. Woods, President & CEO	2014	507,673	61,200	—	—	—	67,929	66,779	$703,581
	2013	496,706	28,800	—	—	—	(63,727)	66,842	$528,621
Kenneth L Donahue, Exec. Vice President & CAO, Acting CFO	2014	265,268	26,775	—	—	—	33,964	22,751	$348,758
	2013	259,502	15,000	—	—	—	(31,863)	22,544	$265,183
David L. Eytcheson, Senior VP & COO	2014	181,284	10,940	—	—	—	33,964	32,638	$258,826
	2013	175,868	9,900	—	—	—	(31,863)	29,236	$183,141

(1) Includes compensation for accrued personal days not used (maximum 5 days) plus imputed income for life insurance provided by the Company in excess of $50,000 of coverage.
(2) The amounts in column (h) reflect the actuarial increase in the present value of the Named Executive Officer’s benefits under their respective supplemental executive retirement plan salary continuation agreement.  The amounts are established by the Company determined using interest rate assumptions consistent with those used in the Company’s financial statements.

(3) Amount included in column (i) as "All Other Compensation" are comprised of the following:

All Other Compensation

Name and Principal Position	Year	Auto	Club Membership	401(k)	Health Insurance	Director Fees	SERP - Medicare Tax	Total
Dennis R. Woods, President & CEO	2014	14,808	14,400	10,400	12,351	14,820	—	$66,779
	2013	14,870	14,600	10,200	12,352	14,820	—	$66,842
Kenneth L Donahue, Exec. Vice President & CAO, Acting CFO	2014	—	—	10,400	12,351	—	—	$22,751
	2013	—	—	10,193	12,351	—	—	$22,544
David L. Eytcheson, Senior VP & COO	2014	12,964	—	7,323	12,351	—	—	$32,638
	2013	10,157	—	6,727	12,351	—	—	$29,235

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Although in the past, the Company had entered into employment agreements with Dennis R. Woods, the Company’s President and Chief Executive Officer, which set forth certain elements of his compensation, including base salary, severance benefits and payments in the event of a change in control of the Company, the Company presently does not have any such employment agreements with any Named Executive Officer.

Salaries

The Compensation Committee determines the appropriate components of compensation to the Named Executive Officers and the amounts of each component of compensation based upon a review and analysis of peer group data.  Although the Compensation Committee has engaged outside consultants in the past to assist it in this regard, no compensation consultants were used in 2014.  The Compensation Committee determines the base salary paid to the Named Executive Officers and reviews salary information annually to assure that the salaries are consistent with the Company’s peer group in order to maintain the Company’s competitiveness in attracting and retaining qualified individuals in these key executive positions. In order to align the compensation of the Company’s executive officers with those of industry peers, a 2% salary increase was given to all Named Executive Officers during 2014.

Incentive Compensation

Incentive compensation was paid in 2014 to all executive officers. Please refer to the column entitled "Bonus" in the "Summary Compensation Table" above for amounts paid.

Equity Incentives

On April 6, 2005, the Company's Board of Directors adopted and, in May 2005, the Company’s shareholders approved, the United Security Bancshares 2005 Stock Option Plan (the “2005 Plan”). At the same time, all previous plans, including the 1995 Plan, were terminated. In adopting the 2005 Plan, the objective of the Board of Directors and the Compensation Committee was to align the interests of executive officers with the long-term interests of shareholders by providing executive officers (and employees) with an ownership interest in the Company in the form of stock options. Historically, stock options were granted at the time of employment as part of an initial compensation package and additional stock options were granted years later. The Compensation Committee, in making a determination to grant additional stock options, considers the total stock options already held by an executive officer, the date of last grant and the amount of stock options last granted, the number of shares of Company stock acquired through exercise of stock options by the executive officer and the percentage of Company stock ownership level held by the executive officer. Under the Company’s compensation policy, the Compensation Committee will not make an annual stock option grant to an executive officer who had a new hire stock option grant within three (3) years of the hire date, and the Compensation Committee will not make an annual stock option grant to an executive officer who owns less than three (3) times his or her annual base salary in Company stock (as measured by market value) as of the date of the expected grant.

The 2005 Plan expired on April 6, 2015, and, accordingly, no additional options may be granted pursuant to that plan; however, all then outstanding options remain valid in accordance with their terms.

The 2005 Plan provided for the granting of up to 647,628 shares of authorized and unissued shares of Common Stock at stock option prices per share which must not be less than 100% of the fair market value per share at the time each stock option is granted. Stock options granted under the 2005 Plan are either nonqualified stock options or “incentive” stock options pursuant to Section 422 of the Internal Revenue Code, as amended, and have an exercise price at the prevailing market price on the date of grant. All stock options granted are exercisable 20% each year commencing one year after the date of grant and expire ten years after the date of grant.

Under the 2005 Plan, 142,562 granted shares are outstanding (111,402 incentive stock options and 31,160 nonqualified stock options) as of December 31, 2014, of which 114,375 are vested. The following table sets forth the stock options outstanding, exercisable, exercised and forfeited under the 2005 Plan during 2014.

	2005 Plan	Weighted Average Exercise Price
Options outstanding December 31, 2013	200,064	$10.19
Granted during the year	5,100	5.65
Exercised during the year	23,922	2.29
Forfeited during the year	38,680	13.99
Options outstanding December 31, 2014	142,562	$10.04

Included in total outstanding options at December 31, 2014, are 114,375 exercisable shares at a weighted average price of $11.48, a weighted average remaining contract term of 1.33 years and intrinsic value of $8,000.

Supplemental Executive Retirement Plan

The Company has established and sponsors a supplemental executive retirement plan in order to appropriately incent key employees, including the Named Executive Officers, to remain with the Company and become long-term loyal leaders. For more information on the Company’s supplemental executive retirement plan and the benefits payable to the Named Executive Officers thereunder, please see “Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits - Supplemental Executive Retirement Plan” below.

Other Benefits and Perquisites

Group insurance premiums, including, medical, disability, dental and vision, are paid for by the Company for executive officers and their families. These benefits are common in most of the industry for similar positions. The Company pays these insurance benefits for all other employees and employees may elect to pay for the cost of insurance for their families.   The Company has also established a contributory 401(k) defined contribution plan that allows eligible employees to contribute a portion of their income to a trust on a tax-favored basis. The Company matches participant contributions up to 4% of their eligible annual compensation. For more information on the Company’s 401(k) plan, please see “Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits - 401(k) Plan,” below.

The Chief Executive Officer is provided with a Company-owned vehicle and given reimbursement for membership dues in a country club that he owns. The Chief Operating Officer is provided with a Company-owned vehicle due to his job duties requiring extensive business travel.  See "All Other Compensation" in the Summary Compensation Table above. The Company provides these perquisites to its Named Executive Officers because these perquisites are offered by many of its peers, and, therefore, the Committee believes that providing these perquisites to the Named Executive Officers is necessary for their retention and for the recruitment of new executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning stock options for each of the Named Executive Officers as of December 31, 2014. The Company did not grant any stock awards to any Named Executive Officer during the year ended December 31, 2014.  None of the Named Executive Officers exercised any options during the year ended December 31, 2014. The Company has no stock awards.

Outstanding Equity Awards at Fiscal Year-end
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option Expiration Date
(a)	(b)		( c)	(d)	(e)	(f)
Dennis R. Woods	64,762	(1)	—	—	$14.10	2/6/2016
Kenneth L. Donahue	—		—	—	$—
David L. Eytcheson	—		—	—	$—

(1)	Options to purchase 64,762 shares of Company Common Stock were granted to Dennis R. Woods on February 6, 2006 which vested at the rate of 20% per year on each anniversary of the grant date.

Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits

401(k) Plan

The Company has established a contributory 401(k) defined contribution plan (the “401(k) Plan”) covering substantially all employees. The 401(k) Plan allows eligible employees to contribute a portion of their income to a trust on a tax-favored basis. All employees of the Company and/or the Bank are eligible to participate in the 401(k) Plan upon the first day of the month after completing three (3) months of service. Participants are automatically vested 100% in all participant contributions which may be invested in any of several authorized investments. The Company also matches participant contributions up to 4% of their eligible annual compensation. During 2014, the Company reserved $240,000 to match all employee contributions to the 401(k) Plan, of which $28,123 was reserved to match contributions of the Company’s Named Executive Officers and is included as “All Other Compensation” in the Summary Compensation Table above.

Supplemental Executive Retirement Plan

The Board of Directors has determined that it is in the best interest of the Company and its shareholders to provide appropriate incentives to key employees, including certain Named Executive Officers, to remain with the Company and become long-term loyal leaders. As part of these incentives, the Company has established and sponsors a supplemental executive retirement Plan (“SERP”) pursuant to which the Company has agreed to provide supplemental retirement income to key employees, including certain Named Executive and their families, if certain pre-agreed eligibility and vesting conditions are met. The primary condition to the vesting of benefits under the Company’s SERP is the long-term service to the Company. Therefore, vesting is set pro-rata for each year over the term of the SERP.  Prior service credit for any newly hired executive is not permitted, except in the discretion of the Compensation Committee, which oversees the management of the SERP.  The expected annual payment under the SERP is limited to not more than 50% of the annual base salary of the executive officer at the time of entering into the SERP and the duration of such benefit payments are limited to not more than fifteen (15) years after retirement.  The Compensation Committee may increase the annual payment amount of the SERP to 50% of the annual base salary averaged over the last five years of the executive officer’s employment with the Company. The Compensation Committee may also approve a split dollar agreement related to the SERP of an executive officer, and determine the terms of such split dollar agreement including the treatment of imputed income of such split dollar agreement to the executive officer and any gross up of taxes associated with the imputed income.  Prior to providing any SERP to an executive officer, the Compensation Committee will prepare and analyze the accounting and tax effects of any SERP to the Company.

Dennis R. Woods, the Company’s President and CEO, commenced participation in the Company’s SERP in June 1996 and by June 2007, all benefits under his SERP have fully vested and can be drawn on by Mr. Woods upon his retirement. Under the terms of his SERP, Mr. Woods will be entitled to compensation for 15 years at $100,000 per year.

Kenneth L. Donahue, the Company’s Chief Administrative Officer, and David L. Eytcheson, the Company’s Chief Operating Officer, commenced participation in the Company’s SERP in January 1997 and by January 2008, all benefits under their respective SERPs have fully vested and can be drawn on upon their retirement. Under the terms of their respective SERPs, Mr. Donahue and Mr. Eytcheson will be entitled to compensation for 15 years at $50,000 per year.

The SERP also provides that benefits be paid to the executive officers’ beneficiaries in the event of their deaths. The Company’s obligation to pay begins in the month following death. The Company purchases single-premium life insurance policies for each SERP issued to protect the Company for this eventuality. The life insurance policies accrue tax-free income to the Company. The policies can remain in effect until the executive is deceased, even after all benefits under the SERP have been paid or can be liquidated at the option of the Company at the cash surrender value. The death benefit is designed to return to the Company, the cost of the SERP expense and cash value of the insurance carried on its books as an asset.

The following table provides certain information regarding the retirement benefits to the Named Executive Officers.

Pension Benefits
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
Dennis R. Woods, CEO	SERP	18	1,214,834	—
Kenneth L. Donahue, CAO	SERP	17	607,416	—
David L. Eytcheson, COO	SERP	17	607,416	—
(1) Present value of benefit earned in accordance with FAS 106. (See Note 11 to the Company’s financial statements included in the 2014 Annual Report).

Executive Change in Control Agreements

Messrs. Donahue and Eytcheson have agreements with the Company that provide severance compensation in the event of a change in control of the Company or Bank. The severance benefits provided were determined by the Compensation Committee based on its judgment of prevailing market practices at the time each change in control agreement was entered into.

Director Compensation

Director compensation is evaluated and recommended by the Compensation Committee and approved by the Board of Directors. Non-employee directors receive cash compensation for committee attendance, premiums for serving as chairs of certain committees, and equity grants in the form of stock options.

During 2014, directors of the Company and the Bank were compensated for monthly Board meetings based on a performance rating structure ranging from a minimum of $760 per meeting up to $1,235 per meeting. In addition, the lead director received an additional $200 per meeting and the secretary received an additional $250 per meeting. Also, directors, other than Mr. Woods, were paid $200 for their attendance at committee meetings, other than Loan Committee meetings, and were paid $300 for their attendance at Loan Committee meetings, if such committee meeting was held on a day other than the regular Board of Directors’ meeting. The chairman of the Audit Committee also received $400 per audit meeting, and the chairmen of the Risk Management Committee, Compensation Committee, and Executive Committee received $300 per meeting.  No changes have been made to director compensation in 2014.

Historically, the non-employee Company directors have received equity compensation in the form of nonqualified stock options.  The Committee selected this form of equity compensation because it aligned the interests of the Board of Directors to those of the shareholder and also because of accounting and tax treatments of such awards.

The following table shows compensation paid or accrued for the last fiscal year to the Company’s non-employee directors. Mr. Woods does not receive committee fees and his director meeting fees are disclosed in the All Other Compensation Table for executives. No stock awards to non-employee directors were outstanding at December 31, 2014.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE 2014

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert G. Bitter, Pharm. D., Secretary	15,080	—	—		—	—	—	15,080
Stanley Cavalla	14,680	—	—		—	—	—	14,680
Tom Ellithorpe	26,840	—	—		—	—	—	26,840
Ronnie D. Miller	28,600	—	—		—	—	—	28,600
Robert Mochizuki, M.D., Lead Director	18,620	—	—	(1)	—	—	—	18,619
Kenneth D. Newby, CPA	4,800	—	—		—	—	—	4,800
Walter Reinhard	27,985	—	—		—	—	—	27,985
John Terzian	13,800	—	—		—	—	—	13,800
Mike Woolf	8,320	—	—	(2)	—	—	—	8,318
(1) Mr. Mochizuki has 12,951 option awards outstanding as of December 31, 2014.
(2) Mr. Woolf has 10,387 option awards outstanding as of December 31, 2014

Director Emeritus Plan

In 1995, United Security Bank established a Directors Emeritus Plan, which was amended in May, 2000.  Those directors who (i) retire as directors of United Security Bank or (ii) retired as directors of Golden Oak Bank and Legacy Bank and who signed a shareholder’s agreement are eligible to participate in the Directors Emeritus Plan.  Each Director Emeritus will be a lifetime position or until a Director Emeritus shall sell a majority of his or her ownership in United Security Bank.  Directors Emeriti receive a monthly fee of $400, and receive preferential deposit and customer service with free checking as long as they serve as a Director Emeritus.  Director Emeritus benefits terminate upon (i) the ultimate sale of United Security Bank, (ii) the sale of a majority of the Director Emeritus’ shares of United Security Bank’s common stock, or (iii) the finding by United Security Bank’s board of directors that the Director Emeritus is engaging in activities or making statements which are detrimental to United Security Bank or United Security Bank’s public image.  At December 31, 2014, there were twelve (12) participants in the Directors Emeritus Plan.  A total of $57,600 was paid to Directors Emeriti in 2014.

Certain Relationships and Related Transactions

During 2014, there were no existing or proposed, material transactions between the Company and its executive officers, directors, or principal shareholders (beneficial owners of 5% or more of the Company’s Common Stock), or the immediate family or associates of any of the foregoing persons, except as indicated below.

Some of the Company’s directors and executive officers, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of its business, and the Bank expects to have such ordinary banking transactions with such persons in the future. At the present time, the Bank does not have any lending relationship with our directors and officers or entities controlled by any of our directors or officers and none is contemplated in the future, with the exception of small overdraft lines of credit. We may also engage in banking (non-lending) transactions with corporations of which our directors or officers may own a controlling interest, or also serve as directors or officers. These transactions will take place on substantially the same terms, including interest and collateral, as those prevailing for comparable transactions with others, and comply with the provisions of applicable federal and state law.

PROPOSAL 2:
APPROVAL OF THE UNITED SECURITY BANCSHARES 2015 EQUITY INCENTIVE AWARD PLAN

General

On February 7, 2015, upon the recommendation of the Compensation Committee, the Board of Directors unanimously approved and adopted the United Security Bancshares 2015 Equity Incentive Award Plan (the “2015 Plan”), subject to the approval of the Company’s shareholders at the Meeting. The 2015 Plan provides for the granting of awards in the form of stock options (including incentive stock options), restricted stock and restricted stock units to the Company’s directors, executive officers and other employees. The maximum number of shares of Common Stock that may be issued or paid out in connection with awards of restricted stock, restricted stock units or upon exercise of all stock options granted under the 2015 Plan is 700,000 shares of Common Stock (subject to certain adjustment provisions set forth in the 2015 Plan).

The last plan adopted by the shareholders was the Company’s 2005 Stock Option Plan (the “2005 Plan”). The 2005 Plan, when adopted, provided for the granting of options to purchase 250,000 shares, which, post stock splits and other adjustments, equated to 647,628 shares. As of March 25, 2015, there were 505,066 shares available for grant under the 2005 Plan. The 2005 Plan expired on April 6, 2015 pursuant to its terms.

As a result of the expiration of the 2005 Plan, the Company currently does not have in place a shareholder-approved equity incentive plan under which awards of stock options, restricted stock, and /or restricted stock units may be granted, and the Board believes it is advisable for the shareholders to adopt the 2015 Plan so that the Company will have stock options, restricted stock and restricted stock units available to grant as an additional means of retaining and attracting competent directors, officers and other employees for the Company and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Company and its shareholders.

As of the date of this Proxy Statement, no awards have been granted under the 2015 Plan, and the Company has made no determination of intended grants to specific directors, officers or employees under the 2015 Plan. It is expected, however, that such awards will be granted under the 2015 Plan to directors, officers and other employees of the Company and its subsidiaries after shareholder approval of the 2015 Plan in the discretion of the Compensation Committee and from time to time in accordance with the terms of the 2015 Plan and as discussed more fully below.

The Board of Directors believes it is advisable for the shareholders to approve the 2015 Plan. Approval of the 2015 Plan is required under the NASDAQ Rules and, further, ratification of the 2015 Plan is required by Section 422 of the Internal Revenue Code, as amended, for incentive stock options to qualify for favorable tax treatment. If the shareholders do not approve the 2015 Plan, the Company may be compelled to significantly increase the cash component of employee compensation, which may not necessarily align employee compensation interests with the investment interests of the Company’s shareholders as well as the alignment provided by equity-based awards. Replacing equity awards with cash would also increase cash compensation expenses and divert cash away from more impactful uses, such as investment in the Company’s business operations.

Purpose of the 2015 Plan

The purpose of the 2015 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board of Directors and the Company’s officers and other employees to those of the Company’s shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s shareholders. The 2015 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of members of the Board of Directors and the Company’s officers and other employees, upon whose judgment, interest and special effort the successful conduct of the Company’s operations is largely dependent.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2014, with respect to the shares of Common Stock that were reserved for issuance under the Company’s existing equity compensation plans.

Plan	Number of securities to be issued upon exercise of outstanding options (A)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in (A))
Equity compensation plans approved by security holders: 2005 Stock Option Plan	142,562	$10.04	505,066
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	142,562	$10.04	505,066

For more information regarding the United Security Bancshares 2005 Stock Option Plan which is reflected in the table immediately above, see the section entitled “Compensation of Executive Officers and Directors of the Company - Narrative Disclosure to Summary Compensation Table - Equity Incentives” herein.

Summary of the 2015 Plan

The following is a summary of the material terms of the 2015 Plan and is qualified in its entirety by reference to the 2015 Plan, a copy of which is attached as Appendix A to this Proxy Statement. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the 2015 Plan.

Administration

The 2015 Plan is administered by the Compensation Committee (or another committee appointed by the Board of Directors to administer the 2015 Plan) (the “Committee”). The Committee shall be comprised of at least two directors, all of whom shall be independent directors. Subject to the provisions of the 2015 Plan, the Committee shall interpret the 2015 Plan and any award agreement. All awards must be evidenced by a written agreement between the award holder and the Company. Subject to the provisions of the 2015 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and amount of such awards, and all of their terms and conditions. Notwithstanding the foregoing or any other provision of the 2015 Plan, the Board of Directors, acting by a majority of its members, shall, upon the Committee’s recommendation, approve or disapprove the each award granted by the Committee and may, at any time and from time to time, in its sole discretion, exercise all rights and duties of the Committee under the 2015 Plan, except with respect to matters which under Rule 16b-3 of the Exchange Act or any successor rule require the action of the Committee.

Eligibility

Awards may be granted under the 2015 Plan to those officers, directors and employees of the Company and its subsidiaries (each, an “Eligible Individual”) as selected from time to time by the Committee. As of March 25, 2015, approximately fourteen (14) Eligible Individuals, which includes nine (9) non-employee directors and five (5) executive officers, would be eligible to receive awards under the 2015 Plan, if approved. No determination has been made as to which of the persons eligible to participate in the 2015 Plan will receive awards under the 2015 Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of Eligible Individuals are not presently determinable.

Shares Available Under the 2015 Plan

The maximum number of shares of Common Stock that may be issued or paid out in connection with awards of restricted stock, restricted stock units or upon exercise of all stock options granted under the 2015 Plan is 700,000 shares of Common Stock (subject to adjustment as described in the 2015 Plan).

On March 25, 2015, the closing price per share of the Common Stock on the NASDAQ Stock Market was $5.28.

Adjustments

To the extent that an award terminates, expires or lapses for any reason, or an award is settled in cash without the delivery of shares to the person receiving the award, then any shares of Common Stock subject to the award shall again be available for the grant of an award pursuant to the 2015 Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award shall again be available for the grant of an award pursuant to the 2015 Plan. Any shares of Common Stock repurchased by the Company prior to vesting so that such shares are returned to the Company, will again be available for awards. To the extent permitted by applicable law or any stock exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired by the Company or any subsidiary shall not be counted against shares of Common Stock available for grant pursuant to the 2015 Plan. Notwithstanding the foregoing, no shares of Common Stock may again be optioned or granted if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, as amended (the “Code”).

Adjustment Upon Changes in Capitalization

If the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or securities, through a reorganization, merger, recapitalization, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Company, appropriate and proportionate adjustments shall be made in the number and kind of shares as to which awards may be granted. A corresponding adjustment changing the number or kind of shares covered by an award and the exercise prices per share allocated to unexercised stock options granted prior to any such change shall likewise be made. Such adjustments will be made without change in the total price applicable to the unexercised portion of any stock option, but with a corresponding adjustment in the price for each stock option.

Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

Unless an award agreement provides for a specific treatment, in the event of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company to another corporation, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any of the following actions: (i)(A) terminate any such awards in exchange for an amount of cash equal to the amount that would have been attained upon the exercise of such award or realization of the holder’s rights as of the date of the occurrence of the transaction, or (B) replace such award with other rights or property selected by the Committee in its sole discretion having an aggregate value equal to the amount that could have been attained upon the exercise of such award or realization of the holder’s rights had such award been currently exercisable or payable or fully vested; (ii) provide that such award be assumed by the successor or survivor corporation or substituted for equivalent options, rights or awards covering the stock of the successor or survivor corporation, with appropriate adjustments as to the number and kind of shares and prices; (iii) provide that such award be exercisable or payable or vested or unvested with respect to all shares covered by such award, on the same terms as if the transaction did not occur (notwithstanding anything to the contrary in the 2015 Plan); or (iv) provide that such award become fully vested and exercisable immediately prior to the consummation of the transaction. In the event the terms of an award agreement provide for immediate vesting upon a reorganization or other event specified above, the terms of the award agreement shall govern.

Maximum Awards under the 2015 Plan

Under the 2015 Plan, the maximum aggregate number of shares of Common Stock with respect to one or more awards that may be granted to any one person during a calendar year shall be 100,000 shares (50,000 shares in the case of non-employee directors), subject to adjustment as set forth in the 2015 Plan.

Types of Awards Available Under the 2015 Plan

Stock Options

The Committee may recommend to the Board of Directors the grant of nonstatutory stock options, incentive stock options (within the meaning of Section 422 of the Code), or any combination of these, to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine and which are not inconsistent with the 2015 Plan. The Committee is authorized to set the exercise price of each option, so long as such price is not less than 100% of the fair market value of a share of Common Stock on the date of grant (or, as to incentive stock options, on the date the option is modified, extended or renewed for purposes of Section 424(h) of the Code), unless such option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under Section 409A and Section 424 of the Code. Any incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant (or the date the option is modified, extended or renewed for purposes of Section 424(h) of the Code) and a term set by the Committee but which may not exceed five years from the date of grant. The term for all other options shall also be set by the Committee but may not exceed ten years from the date of grant. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Committee may extend the term of any outstanding stock option and may extend the time period during which vested options may be exercised in connection with any Termination of Service of the holder, and may amend any other term or condition of such option relating to such a Termination of Service.

The Committee shall determine the time period during which an option award vests and becomes exercisable, which may be at such times or upon such events and based on any criteria as selected by the Committee. At any time after an option grant, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an option vests. No portion of an option that is unexercisable on the date of an option holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the applicable award agreement or by action of the Committee following the option grant.

Restricted Stock Awards

The Committee may recommend to the Board of Directors the grant of restricted stock to Eligible Individuals, on such terms and conditions, including the restrictions applicable to each such award and to the extent such terms and conditions are not inconsistent with the 2015 Plan, and may impose such conditions on the issuance of such restricted stock as it deems appropriate. The Committee determines the purchase price, if any, and form of payment for the restricted stock. Upon issuance of restricted stock, the holder has, unless otherwise provided by the Committee, the same rights of a shareholder with respect to such shares (subject to any restrictions contained in the applicable award agreement), including the right to receive dividends and other distributions paid or made with respect to the shares (other than extraordinary distributions which shall remain subject to the Committee’s right to impose restrictions in the case of such distributions). Such restrictions may include those concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee. The Committee may also accelerate the vesting of restricted stock by removing any restrictions imposed by the terms of the applicable award agreement. Restricted stock may not be sold or encumbered until all restrictions under the Plan are terminated or expire.

If no price was paid by the holder for restricted stock, then upon a Termination of Service, the holder’s rights to unvested restricted stock then subject to restriction will lapse, and the restricted stock will be surrendered to the Company and canceled without consideration. If a price was paid by the holder for the restricted stock, then upon a Termination of Service, the Company will have the right to repurchase from the holder the unvested restricted stock then subject to restrictions at a cash price per share equal to the price paid by the holder for the restricted stock or such other amount as may be specified in the award agreement. The Committee, in its sole discretion, may provide that in the event of certain events, including a Change in Control, the holder’s death, retirement or disability or any other specified Termination of Service or any other event, the holder’s rights in unvested restricted stock will not lapse, the restricted stock will vest and, if applicable, the Company will not have a right of repurchase.

Restricted Stock Units

The Committee may recommend to the Board of Directors the grant of restricted stock units (“RSUs”) to Eligible Individuals, on such terms and conditions, including restrictions, applicable to each award of RSUs and to the extent such terms and conditions are not inconsistent with the 2015 Plan, and may impose such conditions on the issuance of such RSUs as it deems appropriate. Each RSU granted under the 2015 Plan represents a right to receive one share of Common Stock at a future date at which vesting conditions applicable to the RSU are satisfied, as determined in accordance with the holder’s award agreement (subject to the withholding of applicable taxes). No monetary payment is required (except for applicable tax withholding, if any) for receipt of RSUs or the shares issued in settlement of the award, the consideration for which is furnished in the form of the holder’s services to the Company and/or the Bank. The holders of RSU awards have no voting rights with respect to the shares of Common Stock represented by the RSUs until the issuance date of such shares. However, the Committee, in its discretion, may provide in the award agreement that the holder shall be entitled to receive Dividend Equivalents (which are credits to receive an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an RSU award held by such holder and which are more fully discussed in the 2015 Plan). In the event of a Termination of Service, the holder of the RSU award shall forfeit to the Company any RSUs which remain subject to vesting as of the date of the holder’s Termination of Service (unless otherwise provided by the Committee and set forth in the award agreement).

Transferability of Awards

Unless otherwise consented to by the Committee, awards under the 2015 Plan may only be transferred by will or by the laws of descent and distribution.

Prohibition Against Option Repricing

Absent shareholder approval, neither the Board nor the Committee will have the right or authority following the grant of any option pursuant to the 2015 Plan to amend or modify the exercise price of any such option, or to cancel the option at a time when the exercise price is greater than the fair market value of the shares of Common Stock in exchange for another option or award.

Restriction on Exercise of Awards Prior to Corporate Transaction

In the event of any pending stock dividend, stock split, Change in Control, combination or exchange of shares, distribution (other than normal cash dividends) of Company assets to shareholders, or any other change that affects the shares of Common Stock its share price (including any Equity Restructuring for reasons of administrative convenience), the Company in its sole discretion may refuse to permit the exercise of any award for a period of up to thirty (30) days prior to the consummation of any such transaction.

Amendment and Termination

The 2015 Plan will continue in effect until February 7, 2025, unless earlier terminated by the Board of Directors. The Board of Directors may amend, modify, suspend or terminate the 2015 Plan at any time or from time to time; provided, however, that without shareholder approval given within twelve months before or after such action is taken by the Board of Directors, the Board of Directors can take no action to increase the maximum number of shares which may be issued under the 2015 Plan (except with respect to an adjustment as set forth in the 2015 Plan). Except as otherwise provided by the 2015 Plan, no amendment, suspension or termination of the 2015 Plan shall, without the award holder’s consent, impair any rights or obligations under any granted award, unless the award itself otherwise expressly so provides.

United States Federal Income Tax Consequences

Grant of Options

The grant of a stock option is not expected to result in any taxable income for the holder.

Exercise of Options

Upon exercising a non-qualified stock option, the holder must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction.

Disposition of Shares Acquired Upon Exercise of Options

The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other than Options

As to other awards granted under the 2015 Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, the Company will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2015 Plan.

Application of Section 16

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period.

Delivery of Shares for Tax Obligation

Under the 2015 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon any terms and conditions may impose, to deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations.

New Plan Benefits

As of the date of this Proxy Statement, no determination has been made as to which of the Eligible Individuals may be granted awards or the amounts and types of awards that may be awarded to any such Eligible Individuals in the future under the 2015 Plan, because grants under the 2015 Plan are subject to the discretion of the Committee.

Shareholder Vote Required to Approve the 2015 Plan

Approval of the 2015 Plan requires the affirmative vote of a majority of the shareholders of the Company represented in person or by proxy and voting at the Meeting. Unless otherwise directed or specified, shares represented by proxy will be voted “FOR” Proposal 2.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE UNITED SECURITY BANCSHARES 2015 EQUITY INCENTIVE AWARD PLAN.

PROPOSAL 3:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Moss Adams, LLP, independent auditors, has been selected to serve as the Company’s’ independent registered public accounting firm for 2015. Shareholders are hereby asked to ratify the selection of Moss Adams LLP. It is anticipated that a representative of Moss Adams LLP will be present at the Meeting and will be available to respond to appropriate questions from shareholders.

Although ratification is not required by our Bylaws or the SEC, the Board is submitting the selection of Moss Adams LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of Moss Adams LLP, however, we reserve the right to retain Moss Adams LLP as our independent registered public accounting firm for 2015. Even if the selection is ratified, the Board of Directors, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

During the two most recent fiscal years there were no disagreements between the Company and its principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the principal accountant’s satisfaction, would have caused the principal accountant to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2014 were issued by Moss Adams LLP and did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Under applicable SEC rules, the Company’s Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that the independent registered public accountants may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accountants.

Consistent with SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accountants to the Company or any of its subsidiaries. The Audit Committee approved 100% of all professional services rendered by Moss Adams LLP during the 2014 and 2013 fiscal years, including pre-approval of all audit and tax services, and considered whether the provision of such services is compatible with Moss Adams LLP maintaining its independence. The Audit Committee determined that the provision of non-audit services to the Company by Moss Adams LLP was compatible with maintaining the independence of Moss Adams LLP.

Aggregate fees billed by Moss Adams LLP to the Company during 2014 and 2013, respectively, are as follows:

	2014	2013
Audit Fees	$161,395	$233,501
Tax Fees associated with consulting and tax return preparation (a)	$72,819	$36,500
(a) The increase in tax fees is due to analysis of California taxes for potential benefit due to joint filing of bank and REIT (Real Estate Investment Trust)

Ratification of the selection of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for 2015 requires the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock represented in person or by proxy and voting at the Meeting. Unless otherwise directed or specified, shares represented by proxy will be voted "FOR" Proposal 3.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP TO SERVE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF UNITED SECURITY BANCSHARES FOR 2015.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC.  The Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 4 or 5 were required for those persons, The Company believes that, during 2014 the Reporting Persons complied with all filing requirements applicable to them, except for Mr. Terzian, who filed two Form 4s late and Mr. Ellithorpe, who filed one Form 4 late.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2016 Annual Meeting of Shareholders, must be received by the Company at its principal executive offices by December 15, 2015, for inclusion in the Proxy Statement and form of proxy relating to that meeting and must comply with the applicable requirements of federal securities laws, including Rule 14a-8 under the Exchange Act. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Proxies solicited by the Board of Directors for the 2016 Annual Meeting will confer discretionary authority to vote on any matter to come before the Annual Meeting with respect to which the Company does not receive notice of the matter by February 28, 2016.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this Proxy Statement and one copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are being delivered to shareholders residing at the same address, unless the Company has received contrary instructions from one or more of the shareholders at such address. This process, which is commonly referred to in this Proxy Statement as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders of the Company may have instituted householding, in which case only one Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy in the future, or if you are receiving multiple copies and wish to receive only one, please contact us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. Kenneth L. Donahue, by calling (888) 683-6030 (toll free), or by emailing us at kdonahue@unitedsecuritybank.com.

OTHER MATTERS

Management does not presently know of any matters to be presented at the Meeting other than those set forth above. If other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the proxy in accordance with the recommendations of the Board of Directors on such matters.

United Security Bancshares

Dated: April 13, 2015	Robert G. Bitter, Secretary

It is very important that every shareholder vote.  Whether or not you plan to attend the Meeting we urge you to submit a proxy as promptly as possible to vote your shares via Internet, telephone or mail.

In order to facilitate the providing of adequate accommodations, when voting please also let us know whether or not you expect to attend the Meeting.

The Company's 2014 Annual Report on Form 10-K was previously mailed to all shareholders. You may request an additional copy of the Proxy Statement, the 2014 Annual Report Form on 10-K, and form of proxy as to this Meeting or all future shareholder meetings by calling us at (888) 683-6030 (toll free number), by writing to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. Kenneth L. Donahue or by email at kdonahue@unitedsecuritybank.com.

The 2014 Annual Report on Form 10-K is also available at http://www.unitedsecuritybank.com/sec-filings.

APPENDIX A

UNITED SECURITY BANCSHARES
2015 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1
GENERAL

1.Purpose. The purpose of the United Security Bancshares 2015 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of United Security Bancshares (the “Company”) by linking the personal interests of the members of the Board and Employees to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board and Employees, upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Company intends that Awards granted under the Plan be exempt from or comply with Section 409A of the Code and the Plan shall be so construed.
2.Types of Awards Under the Plan. Awards may be made under the Plan in the form of Restricted Stock, Restricted Stock Units, or Options, including Incentive Stock Options.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1   “Affiliate” of a Person means any Person that controls, is controlled by, or is under common control with such Person. For purposes of the preceding sentence, control means (a) actual management control over; or (b) that the person owns, directly or beneficially, securities of the other Person possessing at least 50% of the total combined voting power of the securities of the other Person.
2.2 “Award” means an Option, a Restricted Stock award, or a Restricted Stock Unit granted under the Plan (collectively, “Awards”).
2.3    “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, which shall contain such terms and conditions with respect to an Award as the Committee shall determine consistent with the Plan. A sample form of Stock Option Agreement Award Agreement is attached as Exhibit A, a sample form of Restricted Share Award Agreement is attached as Exhibit B, and a sample form of Restricted Stock Unit Award Agreement is attached as Exhibit C; provided, however, the Committee retains the authority and discretion to adopt other forms of Award Agreements.
2.4    “Board” means the Board of Directors of the Company.
2.5    “Change in Control” means (a) the sale or other disposition of all, or a Substantial Portion, of the Company’s assets; (b) a transaction whereby an Independent Third Party or a group of affiliated Independent Third Parties acquires direct or beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or (c) a merger or consolidation of the Company with an entity other than an Affiliate, unless the direct or beneficial owners of the securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately before such merger or consolidation, continue immediately thereafter to own, directly or beneficially, securities of the Company (or securities of the successor or survivor corporation) possessing at least 50% of the total combined voting power of the securities of the Company (or the acquiring corporation). In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the Change in Control with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5), to the extent required by Section 409A of the Code. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the effective date of such Change in Control and any incidental matters relating thereto.

2.6    “Code” means the Internal Revenue Code of 1986, as amended from time to time.
2.7    “Committee” means the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1 of the Plan.
2.8    “Common Stock” means the common stock of the Company.

2.9    “Company” means United Security Bancshares or any successor corporation.

2.10    “Director” means a member of the Board, as constituted from time to time.

2. 11 “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Holder in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Holder.

2.12    “Effective Date” means the date the Plan is approved by the Board.

2.13    “Eligible Individual” means any person who is an Employee, or a Non-Employee Director, as determined by the Committee.

2.14    “Employee” means any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.
2.15    “Equity Restructuring” means (a) a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards; or (b) a merger or consolidation of the Company with an Affiliate.
2.16    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
2.17    “Fair Market Value” means, as of any given date, the value of a share of Common Stock as determined by the Committee, in its discretion, subject to the following:
(a) If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(b) If the Common Stock is not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable.
(c) If neither Sections 2.17(a) or (b) is applicable, then the Committee may determine fair market value in accordance with any reasonable valuation method selected by the Committee including those described in Treasury Regulations Section 20.2031-2.
2.18    “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.19    “Holder” means a person who has been granted an Award.

2.20    “Incentive Stock Option” means an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.21    “Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own, directly or beneficially, securities of the Company possessing in excess of fifteen percent (15%) of the combined voting power of the securities of the Company, who is not controlling, controlled by or under common control with any such Person and who is not the spouse, ancestor or descendant (by birth or adoption) of any such Person.
2.22 “Non-Employee Director” means a Director of the Company who is not an Employee.
2.23    “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option within the meaning of Section 422(b) of the Code.
2.24    “Option” means a right to purchase shares of Common Stock at a specified exercise price, granted under Article 5. An Option shall be either a Nonstatutory Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors shall be Nonstatutory Stock Options.
2.25 “Permitted Devisee” means the transferee of any Award transferred by will or the laws of descent and distribution.
2.26 “Permitted Transferee” means the transferee of any Award transferred pursuant to the express written consent of the Committee under Section 9.3 of the Plan.
2.27 “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).
2.28 “Plan” means this United Security Bancshares 2015 Equity Incentive Award Plan, as it may be amended or restated from time to time.
2.29    “Restricted Stock” means Common Stock granted under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.30 “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Holder pursuant to Article 8 of this Plan to receive shares of Common Stock on the date at which vesting conditions applicable to the Restricted Stock Unit are satisfied, determined in accordance with the provisions of Article 8 and the Holder’s Award Agreement.

2.31    “Securities Act” means the Securities Act of 1933, as amended, from time to time.

2.32    “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain. This definition shall be interpreted in accordance with Treasury Regulation §1.409A-1(b)(5)(iii)(E).
2.33 “Substantial Portion” means property which represents more than 50% of the assets of the Company (and its Subsidiaries, if any, on a consolidated basis) as would be shown in the financial statements of the Company (consolidated with its Subsidiaries, if any) as of the beginning of the twelve-month period ending with the month in which such determination is made.
2.34 “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and re-pricing of an Option.
2.35    “Termination of Service” means:

(a)    As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected, expiration of a term where there is a term, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b)    As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, expiration of a term where there is a term, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.
The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to a Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under such Code section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated if the Subsidiary employing or contracting with the Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3
SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.
(a)    Subject to Section 3.1(b) and Section 11.2 of the Plan, the maximum number of shares of Common Stock that may be issued or paid out in connection with Awards of Restricted Stock, Awards of Restricted Stock Units, or upon exercise of all Stock Options granted under this Plan shall not exceed Seven Hundred Thousand (700,000) shares.

(b)    To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled in cash without the delivery of shares to the Holder, then any shares of Common Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock repurchased by the Company prior to vesting so that such shares are returned to the Company will again be available for Awards. To the extent permitted by applicable law or any stock exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to the Plan. Notwithstanding the provisions of this Subsection 3.1(b), no shares of Common Stock may again be optioned or granted if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
3.2    Stock Distributed.  Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan.

3.3 Award Limitations. Notwithstanding any provision of the Plan and subject to adjustment as provided in Section 11.2, the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one person during a calendar year shall be One Hundred Thousand (100,000); provided, however, the maximum limitation shall be Fifty Thousand (50,000) shares of Common Stock in the case of Non-Employee Directors.

ARTICLE 4
GRANTING OF AWARDS

4.1    Participation.  The Committee may, from time to time, select from among all Eligible Individuals, those to whom an Award may be granted and the type and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2    Award Agreement.  Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3    Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan and any Award granted pursuant to the Plan to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted pursuant to the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4    At-Will Employment.  Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director for, the Company or any Subsidiary, or interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.
4.5    Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
ARTICLE 5
GRANTING OF OPTIONS

5.1    Granting of Options to Eligible Individuals.  The Committee shall recommend to the Board the grant of Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.
5.2    Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code), exceeds $100,000, the Options shall be treated as Nonstatutory Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted.
5.3    Option Exercise Price.  The exercise price per share of Common Stock subject to each Option shall be set by the Committee, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code), unless otherwise determined by the Committee. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
5.4    Option Term.  The term of each Option shall be set by the Committee in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Committee shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Committee may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

5.5    Option Vesting.
(a)    The Committee shall determine the time period during which each Option shall vest. Such vesting may be based on any criteria selected by the Committee. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.
(b)    No portion of an Option that is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.
5.6    Substitute Awards.  Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, if such Option is granted pursuant to an assumption or substitution for another Option in a manner that would qualify under Sections 409A and 424 of the Code.

5.7 Prohibition Regarding Option Re-pricing. Except as provided in Section 11.2 and notwithstanding any other provision of this Plan, absent shareholder approval neither the Board nor the Committee shall have the right or authority following the grant of any Option pursuant to this Plan to amend or modify the exercise price of any such Option, or to cancel the Option at a time when the exercise price is greater than the Fair Market Value of the Common Stock in exchange for another Option or Award.

ARTICLE 6
EXERCISE OF OPTIONS
6.1    Partial Exercise.  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.
6.2    Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Committee, or his, her or its office, as applicable:
(a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;
(b)   Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c)   In the event that the Option shall be exercised by a Permitted Devisee or a Permitted Transferee, appropriate proof of the right of such person or persons to exercise the Option;
(d)   Full payment of the exercise price and applicable withholding taxes to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 8.1 and Section 8.2 of the Plan; and
(e) A written notice complying with the applicable rules established by the Committee stating that the Holder or other person then entitled to exercise the Option agrees to be bound by (i) any stockholders’ agreement then in effect among the Company and its stockholders or among the Company’s stockholders, if and as designated by the Committee; and (ii) any lock-up agreement requested in connection with a public offering of Common Stock, if and as designated by the Committee.

6.3    Notification Regarding Disposition.  The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date such Option is granted (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) to such Holder; or (b) one year after the issuance or transfer of such shares to such Holder.

ARTICLE 7
AWARD OF RESTRICTED STOCK

7.1    Award of Restricted Stock.
(a)    The Committee is authorized to recommend to the Board the grant of Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b)    The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, if any, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
7.2    Rights as Stockholders.  Subject to Section 7.4 of the Plan, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3 of the Plan.
7.3    Restrictions.  All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Committee shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee. By action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions under the Plan are terminated or expire.
7.4    Repurchase or Forfeiture of Restricted Stock.  If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Award Agreement. The Committee, in its sole discretion, may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.
7.5    Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse. After the satisfaction and/or lapse of the terms, conditions and restrictions established by the Committee in respect of an Award of Restricted Stock, a certificate for the number of shares of Common Stock which are no longer subject to such terms, conditions and restrictions shall, as soon as practicable thereafter, be delivered by the Company to the Holder.

7.6    Section 83(b) Election.  If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 8
AWARD OF RESTRICTED STOCK UNITS

8.1    Award of Restricted Stock Units.
(a)    The Committee is authorized to recommend to the Board the grant of Restricted Stock Units to Eligible Individuals, and shall determine the terms and conditions, including the restrictions, applicable to each award of Restricted Stock Units, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock Units as it deems appropriate.
(b) Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following additional terms and conditions.

8.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition to receiving a Restricted Stock Unit Award.

8.3 Voting Rights, Dividend Equivalent Rights and Distributions. Holders of Restricted Stock Unit Awards shall have no voting rights with respect to shares of Common Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Holder shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to date on which the Restricted Stock Units held by such Holder are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Holder with additional whole Restricted Stock Units as of the date of payment of such cash dividends on the Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Holder by (b) the Fair Market Value per share of the Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Company, as described in Section 11.2, appropriate adjustments shall be made in the Holder’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Holder would entitled by reason of the shares of Common Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

8.4 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Holder’s Service terminates for any reason, whether voluntary or involuntary (including the Holder’s death or disability), then the Holder shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to vesting as of the date of the Holder’s Termination of Service.

8.5 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Holder on the earlier of the date on which Restricted Stock Units subject to the Holder’s Restricted Stock Unit Award satisfy applicable vesting conditions or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Common Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.

8.6 Non-transferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Common Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Holder or the Holder’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Holder hereunder shall be exercisable during his or her lifetime only by such Holder or the Holder’s guardian or legal representative.

ARTICLE 9
ADDITIONAL TERMS OF AWARDS

9.1    Payment.  The Committee shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made. Such methods may include any of the following: (a) payment by cash or check; (b) surrender of shares of Common Stock; and (c) execution of a cashless exercise agreement acceptable to the Committee. The Committee shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
9.2    Tax Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Committee may in its sole discretion and in satisfaction of the foregoing requirement withhold, or allow a Holder to elect to have the Company withhold, shares of Common Stock otherwise issuable under an Award (or allow the surrender of shares of Common Stock). Unless determined otherwise by the Committee, the number of shares of Common Stock which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Committee shall determine the fair market value of the Common Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option exercise involving the sale of shares to pay the Option exercise price or any tax withholding obligation.
9.3    Transferability of Awards.
(a)    With the exception of transfers by will or the laws of descent and distribution, no Award under the Plan may be sold, pledged, alienated, hypothecated, encumbered, assigned or transferred in any manner without the express written consent of the Committee, whether voluntary or involuntary, by operation of law, or pursuant to a judgment or order of any court or other governmental agency. Consent to the transfer of an Award shall be made in the Committee’s sole discretion and the Committee may require that the Holder and the Permitted Transferee make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable.
(b) Any Award transferred to a Permitted Devisee or a Permitted Transferee shall continue to be subject to all of the terms and conditions of the Award as applicable to the original Holder.
(c)    Notwithstanding Subsection 9.3(a) of the Plan, a Holder may, in the manner approved by the Committee, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Holder is married or a domestic partner in a domestic partnership qualified under applicable law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided, however, that the change or revocation must be filed with the Committee prior to the Holder’s death.
9.4    Conditions to Issuance of Shares.
(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board has determined that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any stock exchange on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board may require that a Holder make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.
(b)    All Common Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Board or Committee may direct that any stock certificate evidencing shares of Common Stock issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares of Common Stock pursuant to the Plan.

(c)    The Committee shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.
(d)    No fractional shares of Common Stock shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.
(e)    Notwithstanding any other provision of the Plan, Common Stock issued pursuant to the Plan may be evidenced in such manner as the Committee shall determine.
ARTICLE 10
ADMINISTRATION

10.1    Appointment and Composition of Committee.  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall be comprised of at least two (2) directors, all of whom shall be Non-Employee Directors who meet the requirements set forth in Rule 16b-3 under the Exchange Act, and shall administer the Plan (except as otherwise permitted herein). Any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership as provided in any charter of the Committee or Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing or any other provision of the Plan, (a) the Board, acting by a majority of its members in office, shall, upon the recommendation of the Committee, approve or disapprove the granting of each Award; and (b)  the Board may at any time and from time to time, in its sole discretion, exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule require the action of the Committee.
10.2    Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and any Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 11.10 of the Plan. Any such grant under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.
10.3    Action by the Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
10.4    Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties; provided, however, that the Board, in its sole discretion, may overrule and/or reverse any interpretation, decision, or determination of the Committee except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule are required to be determined in the sole discretion of the Committee.

ARTICLE 11
CHANGE IN CONTROL AND MISCELLANEOUS PROVISIONS

11.1    Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 11.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 11.2 of the Plan, increase the maximum number of shares which may be issued under the Plan. Except as provided in Section 11.10 of the Plan, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted, unless the Award itself otherwise expressly so provides. No Awards may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
11.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)    Reorganization. Unless an Award Agreement provides for a specific treatment, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company to another corporation, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to facilitate such transaction, prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Award under the Plan, or to give effect to any change in applicable laws, regulations or principles, and any such action taken by the Committee may be taken with respect to one or more outstanding Awards or with respect to one or more categories of Awards (such as all unvested Options) in any combination, and may take effect prior to or concurrently with and conditioned upon the occurrence of such transaction, and such action may be take effect automatically or upon the request of any Holder:
(i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights as of the date of the occurrence of the transaction; or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion having an aggregate value equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;
(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or substituted for by equivalent options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii) To provide that such Award shall be exercisable or payable or vested or unvested with respect to all shares covered thereby, on the same terms as if the transaction did not occur, notwithstanding anything to the contrary in the Plan; and
(iv)    To provide that such Award shall become fully vested and exercisable immediately prior to the consummation of such transaction.

At least thirty (30) days prior to the anticipated effective date of the transaction, the Committee shall provide written notice to each Holder of an Award (or successor in interest) stating that (i) the transaction is anticipated, (ii) the Committee’s determination with respect to each outstanding Award pursuant to this Section 11.2 and (iii) such instructions with respect to the Award and/or the exercise thereof as the Committee deems appropriate.

If an Award Agreement provides for immediate vesting upon a reorganization or other event specified in Section 11.2, then that provision shall govern and control the Award and the Committee’s discretion as set forth in this Section 11.2 shall be disregarded.

(b)    Adjustment Upon Changes in Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Awards may be granted. A corresponding adjustment changing the number or kind of shares covered by an Award and the exercise prices per share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of any Option, but with a corresponding adjustment in the price for each Option. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.
(c)    Compliance with Section 422. No adjustment or action described in this Section 11.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemption conditions of Rule 16b-3 under the Exchange Act unless the Committee determines that the Award is not to comply with such exemption conditions.
(d)    Authority to Engage in Corporate Transaction. The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(e)    Compliance With Section 409A. No action shall be taken under this Section 11.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.
(f)    Exercise Prior to Corporate Transaction. In the event of any pending stock dividend, stock split, Change in Control, combination or exchange of shares, distribution (other than normal cash dividends) of Company assets to stockholders, or any other change that affects the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.
11.3    Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months of the date of the Board’s initial adoption of the Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not be exercisable, and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted under the Plan shall thereupon be canceled and become null and void.
11.4    No Stockholders Rights.  Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.
11.5    Paperless Administration.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
11.6    Effect of Plan upon Other Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary; or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.7    Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
11.8    Titles and Headings, References to Sections of the Code or Exchange Act.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
11.9    Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.
11.10    Deferral of Awards; Section 409A.

(a)      Deferral of Awards. Notwithstanding anything to the contrary elsewhere in the Plan, the Committee may establish one or more programs under the Plan to permit selected Holders the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Holder to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program, including compliance with Section 409A of the Code.

(b)     Section 409A. If the Committee determines that an Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may take any action that the Committee determines to be necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award; or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under Section 409A of the Code.

11.11    No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Holders or any other persons uniformly.
11.12    Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.
11.13    Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
11.14    Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

11.15    Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
11.16 Savings Clause. If any provision of the Plan is deemed invalid, the invalidity shall not affect other provisions of the Plan, which shall be given effect.
* * * * *

EXHIBIT A

OPTIONEES TO WHOM INCENTIVE STOCK OPTIONS ARE GRANTED MUST MEET CERTAIN HOLDING PERIOD AND EMPLOYMENT REQUIREMENTS FOR FAVORABLE TAX TREATMENT.

UNLESS OTHERWISE STATED, ALL TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

UNITED SECURITY BANCSHARES
STOCK OPTION AGREEMENT
2015 EQUITY INCENTIVE AWARD PLAN

[ ] Incentive Stock Option

[ ] Non-Qualified Stock Option

THIS STOCK OPTION AGREEMENT is made this ___ day of ________, 20___, by and between United Security Bancshares (the “Company”) and _______________________ (“Optionee”) pursuant to the United Security Bancshares 2015 Equity Incentive Award Plan as in effect and as amended from time to time (“Plan”) with reference to the following:

WHEREAS, pursuant to the Plan the Board of Directors or its delegated Compensation Committee has authorized the grant to Optionee of a Stock Option to purchase all or any part of ___________________________________ ( ) authorized but unissued shares of the Company's Common Stock, at the price of _______________ Dollars ($ ) per share, such Stock Option to be for the term and upon the terms and conditions hereinafter stated;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1.Grant of Stock Option. Pursuant to said action of the Board of Directors or its Compensation Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of ( ) Option Shares of the Company's Common Stock at the price of ____________ Dollars ($ ) per share. For purposes of this Agreement and the Plan, the date of grant shall be ________ ___, 20___. At the date of grant, Optionee does not own/owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

The Stock Option granted hereunder is/is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.Exercisability. Subject to the provisions of Paragraph 4 hereof, this Stock Option shall be vested and exercisable as to _______ Option Shares on ________ ___, 20___; as to ________ Option Shares on ________ ___, 20___; as to _______ Option Shares on ________ ___, 20___; as to _________ Option Shares on ________ ___, 20___; and as to Option Shares on ________ ___, 20___. Subject to the provisions of Paragraph 4 hereof, this Stock Option shall remain exercisable as to all of such Option Shares until ________ ___, 20___ (but not later than ten (10) years from the date hereof), at which time it shall expire in its entirety, unless this Stock Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. Option Shares as to which this Stock Option become exercisable may be purchased at any time prior to expiration of this Stock Option.

3.Exercise of Stock Option. This Stock Option may be exercised by written notice delivered to the Company stating the number of Option Shares with respect to which this Stock Option is being exercised, together with payment as provided in Section 9.1 of the Plan. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of all federal and state income taxes then due, if any.

4.Cessation of Affiliation. Except as provided in Paragraph 5 hereof, if, for any reason other than

Optionee's disability or death, Optionee ceases to be employed by or affiliated with the Company or a Subsidiary, this Stock Option shall expire three (3) months thereafter or on the date specified in Paragraph 2 hereof, whichever is earlier. During such period after cessation of employment or affiliation, this Stock Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which the Optionee ceased to be employed by or affiliated with the Company or Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

5.Termination for Cause. If Optionee's employment by or affiliation with the Company or a Subsidiary is terminated for cause, this Stock Option shall expire immediately/ on the expiration date specified in Paragraph 2 hereof, or thirty (30) days after termination for cause, whichever is earlier, unless reinstated by the Compensation Committee within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee. In the event of such reinstatement, Optionee may exercise this Stock Option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than cause, disability or death.

6.Disability or Death of Optionee. If Optionee becomes disabled or dies while employed by or affiliated with the Company or a Subsidiary, or during the three-month period referred to in Paragraph 4 hereof, this Stock Option shall continue in effect until the later of the day specified in Paragraph 2 hereof or for one (1) year if the Stock Option is an Incentive Stock Option. After Optionee's disability or death but before such expiration, the person or persons to whom Optionee's rights under this Stock Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of Optionee's estate, shall have the right to exercise this Stock Option to the extent that increments, if any, had become exercisable as of the date on which Optionee ceased to be employed by or affiliated with the Company or a Subsidiary. For purposes hereof, “disability” shall be determined in good faith by the Board of Directors or its Compensation Committee.

7.Reorganization. Upon a reorganization or other event set forth in Section 11.2(a) of the Plan, the acceleration of vesting of this Stock Option shall be subject to the Committee’s discretion, as set forth in Section 11.2(a).

8.Non-transferability. This Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during Optionee's lifetime only by Optionee.

9.Employment. This Agreement shall not obligate the Company or a Subsidiary to employ Optionee for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Optionee's compensation.

10.Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to Optionee as provided in the Plan.

11.Incorporation of Plan. All of the provisions of the Plan are incorporated herein by reference as if set forth in full in this Agreement. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions contained herein shall be disregarded.

12.Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Agreement may only be modified or amended by a writing signed by both the Company and the Optionee.

13.Notices. Any notice which may be required or permitted under this Agreement shall be in writing and shall be delivered in person, or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:
13.1    If such notice is to the Company, to the attention of the Chief Financial Officer, United Security Bancshares, 2126 Inyo Street, Fresno, CA 93721, or at such other address as the Company, by notice to the Optionee, shall designate in writing from time to time.

13.2    If such notice is to the Optionee, at his or her address as shown on the Company’s records, or at such other address as the Optionee, by notice to the Company, shall designate in writing from time to time.

14.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws thereof. The issuance of the Common Stock pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any of the Common Stock pursuant to this Agreement if such issuance would violate any such requirements.

15.Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.

16.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

17.Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

18.Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated hereunder.

19.Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

UNITED SECURITY BANCSHARES
By: ______________________________________
Name: ____________________________________
Title: _____________________________________

Optionee
__________________________________________
Signature

ACKNOWLEDGEMENT:

I hereby acknowledge receipt of a copy of this Agreement as well as a copy of the 2015 Equity Incentive Award Plan.

Optionee
__________________________________
Signature

EXHIBIT B

UNITED SECURITY BANCSHARES
RESTRICTED SHARE AWARD AGREEMENT
2015 EQUITY INCENTIVE AWARD PLAN

Participant	Award Date	Total Shares Granted

Type of Award:    [ ] Time Based        [ ] Performance Based

THIS AWARD AGREEMENT (this “Award Agreement”), dated as of the Award Date specified above, is entered into by and between United Security Bancshares (the “Company”) and the Participant specified above, pursuant to the United Security Bancshares 2015 Equity Incentive Award Plan as in effect and as amended from time to time (“Plan”) with reference to the following:

WHEREAS, pursuant to the Plan the Board of Directors or its delegated Compensation Committee it has been determined that it would be in the best interests of the Company to grant the Restricted Shares provided herein to the Participant;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1.    Incorporation By Reference; Plan Document Receipt. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized term not defined in this Award Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control.

2.    Grant of Restricted Share Award. The Company hereby grants to the Participant, as of the Award Date specified above, the number of Restricted Shares specified above. Except as otherwise provided by Section 11.2(b) of the Plan, the Participant agrees and understands that nothing contained in this Award Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s stockholder interest in the Company for any reason.

3.    Vesting.

3.1    If this is a Time-Based Award, the Restricted Shares subject to this Award Agreement shall become unrestricted, fully vested, and non-forfeitable in the numbers and on the Vesting Dates presented below, provided:

a.
    if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or

b.
    if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries.

Vesting Date	Number of Restricted Shares

TOTAL

3.2    If this is a Performance-Based Award, the Restricted Shares subject to this Award Agreement shall become unrestricted, fully vested, and non-forfeitable in the numbers and on the Vesting Dates presented below, provided:

a.
    if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or

b.
    if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries;

AND

the Performance Criteria specified below are achieved.

[Insert Performance Criteria]

3.3    If the Participant’s employment with or director service to the Company and/or its Subsidiaries, as applicable, terminates for any reason other than a Change in Control prior to the vesting of all or any portion of the Restricted Shares awarded under this Award Agreement, such Restricted Shares shall immediately be cancelled and the Participant (and the Participant’s estate, designated beneficiary, or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares.

3.4    If the Participant's employer ceases to be a Subsidiary of the Company, that event shall be deemed to constitute a termination of employment under Section 3.3 above.

4.    Non-transferability. Restricted Share Awards, and any rights and interests with respect thereto, issued under this Award Agreement and the Plan shall not, prior to vesting, be sold, exchanged, transferred, assigned, or otherwise disposed of in any way by the Participant (or any beneficiary(ies) of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Any such Restricted Shares, and any rights and interests with respect thereto, shall not, prior to vesting, be pledged, encumbered, or otherwise hypothecated in any way by the Participant (or any beneficiary(ies) of the Participant) and shall not, prior to vesting, be subject to execution, attachment, or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber, or otherwise dispose of or hypothecate in any way any of the Restricted Shares, or the levy of any execution, attachment, or similar legal process upon the Restricted Shares, contrary to the terms and provisions of this Award Agreement and/or the Plan shall be null and void and without legal force or effect.

5.    Entire Agreement; Amendment. This Award Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Award Agreement may only be modified or amended by a writing signed by both the Company and the Participant.

6.    Notices. Any notice which may be required or permitted under this Award Agreement shall be in writing and shall be delivered in person, or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

6.1    If such notice is to the Company, to the attention of the Chief Financial Officer, United Security Bancshares, 2126 Inyo Street, Fresno, CA 93721, or at such other address as the Company, by notice to the Participant, shall designate in writing from time to time.

6.2    If such notice is to the Participant, at his or her address as shown on the Company’s records, or at such other address as the Participant, by notice to the Company, shall designate in writing from time to time.

7.    Governing Law. This Award Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws thereof. The issuance of the Common Stock pursuant to this Award Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any of the Common Stock pursuant to this Award Agreement if such issuance would violate any such requirements.

8.    Binding Agreement; Assignment. This Award Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.

9.    Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

10.    Headings. The titles and headings of the various sections of this Award Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Award Agreement.

11.    Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Award Agreement and the Plan and the consummation of the transactions contemplated hereunder.

12.    Severability. The invalidity or unenforceability of any provisions of this Award Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Award Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Award Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

1.Reorganization. Upon a reorganization or other event set forth in Section 11.2(a) of the Plan, the acceleration of vesting of this Award Agreement shall be subject to the Committee’s discretion, as set forth in Section 11.2(a).

2.Employment. This Award Agreement shall not obligate the Company or a Subsidiary to employ Participant for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Participant's compensation.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his/her hand, all as of the Award Date specified above.

UNITED SECURITY BANCSHARES	PARTICIPANT

_______________________________ Name: _________________________	______________________________ Signature
Title: _________________________

ACKNOWLEDGEMENT:

I hereby acknowledge receipt of a copy of this Award Agreement as well as a copy of the 2015 Equity Incentive Award Plan.

PARTICIPANT

__________________________________
Signature

EXHIBIT C

UNITED SECURITY BANCSHARES
RESTRICTED STOCK UNIT AWARD AGREEMENT
2015 EQUITY INCENTIVE AWARD PLAN

Participant	Award Date	Total Restricted Stock Units Granted	Entitlement to Dividend Equivalent Rights
[ ] Yes [ ] No

Type of Award:    [ ] Time Based        [ ] Performance Based

THIS AWARD AGREEMENT (this “Award Agreement”), dated as of the Award Date specified above, is entered into by and between United Security Bancshares (the “Company”) and the Participant specified above, pursuant to the United Security Bancshares 2015 Equity Incentive Award Plan as in effect and as amended from time to time (“Plan”) with reference to the following:

WHEREAS, pursuant to the Plan the Board of Directors or its delegated Compensation Committee it has been determined that it would be in the best interests of the Company to grant the Restricted Stock Units provided herein to the Participant;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1.    Incorporation By Reference; Plan Document Receipt. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized term not defined in this Award Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control.

2.    Grant of Restricted Stock Units. The Company hereby grants to the Participant, as of the Award Date specified above, the number of Restricted Stock Units specified above. Participant acknowledges that this Restricted Stock Unit Award shall be evidenced by a bookkeeping entry on the Company’s books and records, that no funds shall be set aside or earmarked to reflect this Award, and that Participant shall have no rights as a shareholder with respect to the shares of the Company’s Common Stock underlying this Award. Except as otherwise provided by Section 11.2(b) of the Plan, the Participant agrees and understands that nothing contained in this Award Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s stockholder interest in the Company for any reason.

3.    Vesting.

3.1    If this is a Time-Based Award, the Restricted Stock Units subject to this Award Agreement shall become fully vested and the Company shall issue one (1) share of its Common Stock for each Restricted Stock Unit on the Vesting Dates presented below, provided:

a.
    if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or

b.
    if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries.

Vesting Date	Number of Restricted Stock Units

TOTAL

3.2    If this is a Performance-Based Award, the Restricted Stock Units subject to this Award Agreement shall become fully vested and the Company shall issue one (1) share of its Common Stock for each Restricted Stock Unit on the Vesting Dates presented below, provided:

a.
    if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or

b.
    if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries;

AND

the Performance Criteria specified below are achieved.

[Insert Performance Criteria]
3.3    If the Participant’s employment with or director service to the Company and/or its Subsidiaries, as applicable, terminates for any reason other than a Change in Control prior to the vesting of all or any portion of the Restricted Stock Units awarded under this Award Agreement, such Restricted Stock Units shall immediately be cancelled and the Participant (and the Participant’s estate, designated beneficiary, or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock Units.

3.4    If the Participant's employer ceases to be a Subsidiary of the Company, that event shall be deemed to constitute a termination of employment under Section 3.3 above.

4.    Non-transferability. Restricted Stock Unit Awards, and any rights and interests with respect thereto, issued under this Award Agreement and the Plan shall not, prior to vesting, be sold, exchanged, transferred, assigned, or otherwise disposed of in any way by the Participant (or any beneficiary(ies) of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Any such Restricted Stock Units, and any rights and interests with respect thereto, shall not, prior to vesting, be pledged, encumbered, or otherwise hypothecated in any way by the Participant (or any beneficiary(ies) of the Participant) and shall not, prior to vesting, be subject to execution, attachment, or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber, or otherwise dispose of or hypothecate in any way any of the Restricted Stock Units, or the levy of any execution, attachment, or similar legal process upon the Restricted Stock Units, contrary to the terms and provisions of this Award Agreement and/or the Plan shall be null and void and without legal force or effect.

5.    Entire Agreement; Amendment. This Award Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Award Agreement may only be modified or amended by a writing signed by both the Company and the Participant.

6.    Notices. Any notice which may be required or permitted under this Award Agreement shall be in writing and shall be delivered in person, or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

6.1    If such notice is to the Company, to the attention of the Chief Financial Officer, United Security Bancshares, 2126 Inyo Street, Fresno, CA 93721, or at such other address as the Company, by notice to the Participant, shall designate in writing from time to time.

6.2    If such notice is to the Participant, at his or her address as shown on the Company’s records, or at such other address as the Participant, by notice to the Company, shall designate in writing from time to time.

7.    Governing Law. This Award Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws thereof. The issuance of the Common Stock pursuant to this Award Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any of the Common Stock pursuant to this Award Agreement if such issuance would violate any such requirements.

8.    Binding Agreement; Assignment. This Award Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.

9.    Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

10.    Headings. The titles and headings of the various sections of this Award Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Award Agreement.

11.    Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Award Agreement and the Plan and the consummation of the transactions contemplated hereunder.

12.    Severability. The invalidity or unenforceability of any provisions of this Award Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Award Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Award Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

1.Reorganization. Upon a reorganization or other event set forth in Section 11.2(a) of the Plan, the acceleration of vesting of this Award Agreement shall be subject to the Committee’s discretion, as set forth in Section 11.2(a).

2.Employment. This Award Agreement shall not obligate the Company or a Subsidiary to employ Participant for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Participant's compensation.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his/her hand, all as of the Award Date specified above.

UNITED SECURITY BANCSHARES	PARTICIPANT

_______________________________ Name: _________________________	______________________________ Signature
Title: _________________________

ACKNOWLEDGEMENT:

I hereby acknowledge receipt of a copy of this Award Agreement as well as a copy of the 2015 Equity Incentive Award Plan.
PARTICIPANT

__________________________________
Signature